UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EyePoint Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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480 Pleasant Street, Suite C400 Watertown, MA 02472 United States

April 28, 2023

To Our Stockholders,

2022 was another successful year as we kept our Eye on Innovation™ and made meaningful progress executing our strategy to bring sight-saving therapeutics to patients living with serious eye disorders.

We are keenly focused on delivering first-in-class therapeutics and technologies to provide a brighter future for those at risk of losing their sight.

EyePoint has a world-class sustained delivery platform for ocular treatments with our erodible Durasert E™ technology, and we are keenly focused on delivering first-in-class therapeutics and technologies to provide a brighter future for those at risk of losing their sight.

In 2022, we advanced our lead pipeline program, EYP-1901, into separate Phase 2 clinical trials in wet age-related macular degeneration (AMD) and non-proliferative diabetic retinopathy (NPDR) following positive Phase 1 DAVIO results. We are incredibly excited by EYP-1901’s potential as a differentiated therapeutic for the sustained delivery of vorolanib, a tyrosine kinase inhibitor, over a period of 6-9 months. In the Phase 1 DAVIO trial, a majority of patients did not require any supplemental therapy for up to six months after a single EYP-1901 treatment.

Additionally, EYP-1901 brings a new mechanism of action for treating retinal disease by blocking multiple VEGF receptors. We also presented compelling preclinical data at ARVO 2023 demonstrating potential neuroprotection by vorolanib using a validated mouse model. These data highlight the differentiated profile of vorolanib for treating retinal diseases compared to existing anti-VEGF large molecule therapies.

On March 27, 2023, we announced the completion of enrollment for the Phase 2 DAVIO 2 clinical trial of EYP-1901 in wet AMD, and look forward to reporting topline results in the fourth quarter 2023. We also remain on track to complete enrollment of our Phase 2 PAVIA trial of EYP-1901 in NPDR in the fourth quarter of 2023. With millions of people in need of new treatments for these serious eye diseases, we look forward to providing updates on the DAVIO 2 and PAVIA trials in coming quarters.

In addition, we achieved exceptional sales results in 2022 with $28.3 million of net product revenue for YUTIQ®, our treatment for posterior segment uveitis with a constant and stable release of fluocinolone acetonide using Durasert® to help prevent uveitis flares for up to three years. This revenue growth represents a 67% increase compared with 2021 and was driven by strong customer demand from retinal specialists. Looking ahead, we are actively engaged in expanding our sustained ocular delivery pipeline to drive future company growth and long-term value for shareholders. We look forward to initiating a third Phase 2 clinical trial evaluating EYP-1901 in diabetic macular edema (DME) early next year, and continue to evaluate a variety of molecules for potential use in our Durasert technology, which can be tailored to each drug and disease indication. In February 2023, we announced an exciting research collaboration with Rallybio to evaluate their C5 complement inhibitor using our Durasert technology to develop a potential sustained delivery treatment option for geographic atrophy. Stay tuned for additional updates on this collaboration and our other planned pipeline expansion efforts.

To support our pipeline progress and meet the long-term needs of our patients, employees, and shareholders, we completed a number of significant corporate milestones in 2022 and recent months. This includes entering into a lease agreement for the construction of a commercial manufacturing facility to support global product supply of EYP-1901 and YUTIQ, giving us a high-level of control over our supply chain and an important point of value differentiation for YUTIQ, and eventually, EYP-1901.

When it comes to matters of sight, innovation is our vision.

We strengthened our leadership with the promotion of Jay S. Duker, M.D., to the additional role of President. Dr. Duker has made invaluable contributions to EyePoint since he joined the Board in 2016, and in this expanded role, he will continue his duties as COO, while also overseeing regulatory affairs. We look forward to continuing to benefit from his strong leadership and his deep clinical expertise as a practicing retinal surgeon. We also enhanced our Board with the additions of Tony Adamis, M.D. and Karen Zaderej. Both Dr. Adamis and Ms. Zaderej bring decades of unique research and development experience from the biopharmaceutical industry, and each have already made integral contributions to EyePoint’s Board, as we strive to represent all shareholder perspectives and voices.

I am grateful for the dedicated and talented team at EyePoint Pharmaceuticals, who continue to drive our progress and are responsible for our company’s clinical, operational, and financial success to date. We’ve made tremendous progress in the last year and are excited and motivated to advance the future of sustained ocular drug delivery to benefit the millions of patients at risk of serious vision loss.

On behalf of the entire EyePoint team, I thank you, our committed stockholders, for your continued support as together we work towards providing better solutions for patients with serious eye diseases – because when it comes to matters of sight, innovation is our vision.

Sincerely, Nancy Lurker, Chief Executive Officer Goran Ando, M.D., Chairman of the Board

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this proxy deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements identified by words such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, this includes uncertainties regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration and non-proliferative diabetic retinopathy; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; extent to which our business, the medical community and the global economy will continue to be materially and adversely impacted by the effects of the COVID-19 pandemic, or by other pandemics, epidemics or outbreaks; the success of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of our commercialized products, YUTIQ® and DEXYCU®; the loss of pass-through reimbursement status for DEXYCU as of January 1, 2023; market acceptance of our products; product liability; industry consolidation; compliance with environmental laws; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; the potential impact of the COVID-19 pandemic on EyePoint’s business, the medical community and the global economy, and the impact of general business and economic conditions; instability in macroeconomic factors including changes in inflation, interest rates and the labor market; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; manufacturing risks; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 20, 2023

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (Annual Meeting) of EyePoint Pharmaceuticals, Inc. (the Company) will be held on June 20, 2023 at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. Instead, you will be able to attend the Annual Meeting by visiting www.meetnow.global/M2D47QY, for the following purposes:

1.
To elect eight directors to the Company’s Board of Directors, each to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.
2.
To approve the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan.
3.
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement.
4.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

The Company’s Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 and FOR Proposal Nos. 2, 3 & 4. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Jason D. Herpel, Vice President and Associate General Counsel, at (215) 817-4705 to arrange the inspection.

Stockholders of record at the close of business on April 21, 2023, the record date of the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 20, 2023. Our 2023 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

The accompanying proxy statement includes further details with respect to the proposals to be considered at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Annual Meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By Order of the Board of Directors

Ron Honig
Chief Legal Officer and Company Secretary

April 28, 2023

Watertown, Massachusetts

In this proxy statement, the words “EyePoint,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to EyePoint Pharmaceuticals, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

The Notice of 2023 Annual Meeting of Stockholders and Proxy Statement and our accompanying Annual Report on Form 10-K are being distributed and made available on or about May 5, 2023.

QUESTIONS AND ANSWERS

ABOUT

THE PROXY MATERIALS AND VOTING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors (Board) has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or email copy of these proxy materials to you, in connection with its solicitation of proxies for use at our 2023 Annual Meeting of Stockholders (Annual Meeting), which will take place on Tuesday, June 20, 2023 at 9:00 a.m., Eastern Time, via live webcast on the Internet by visiting www.meetnow.global/M2D47QY. We began sending the Notice of Internet Availability of Proxy Materials (Notice) on or about May 5, 2023. You received proxy materials because you owned shares of EyePoint common stock at the close of business on April 21, 2023 (the Record Date), and that entitles you to vote at the Annual Meeting. These proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) when we solicit your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 20, 2023. Our 2023 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

What is included in the proxy materials?

The proxy materials include:

•
the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
•
our Annual Report on Form 10-K for the year ended December 31, 2022 (Annual Report); and
•
if you requested a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials.

What information is contained in this Proxy Statement and our Annual Report on Form 10-K?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy or voting instructions on the Internet. If you would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the Notice for requesting such materials.

How can I access the proxy materials over the Internet?

The Notice and, if you requested to receive a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•
view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
•
instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	To elect eight members of our Board of Directors, each to serve until our 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.

Proposal No. 2:	To approve the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan.

Proposal No. 3:	To approve, on an advisory basis, the compensation paid to our named executive officers, as described in this proxy statement.

Proposal No. 4:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

See the “Proposals” section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:	The election of eight members of our Board of Directors, each to serve until our 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.	FOR ALL

Proposal No. 2:	The approval of the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan.	FOR

Proposal No. 3:	The approval, on an advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.	FOR

Proposal No. 4:	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR

See the “Proposals” section of this Proxy Statement for information on these proposals and our Board’s recommendations.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Nancy S. Lurker, Chief Executive Officer and Ron I. Honig, Chief Legal Officer and Company Secretary, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

There were 34,301,926 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote personally at the Annual Meeting. You will need the control or account number included in the e-mailed Notice, or your proxy card, if you received a paper notice, in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions contained in the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.
•
Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote the shares in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares personally at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares personally at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record personally while participating in the Annual Meeting live via the Internet at www.meetnow.global/M2D47QY using your unique control number that was included in the Notice that you received in the mail, or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials.

If your shares are held beneficially in street name, you may still vote them at the Annual Meeting live via the Internet at www.meetnow.global/M2D47QY only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting live via the Internet, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting personally.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied these materials.
•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the voting instructions provided to you by your broker, bank, trustee or other nominee, or, if you requested to receive a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•
granting a new proxy bearing a later date by following the instructions provided in the Notice or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials;
•
providing a written notice of revocation to our Company Secretary at 480 Pleasant Street, Suite C400, Watertown, MA 02472, which notice must be received by our Company Secretary before the Annual Meeting; or
•
attending the Annual Meeting live via the Internet and voting personally.

If you hold shares beneficially in street name, you may change your vote by:

•
submitting new voting instructions to your broker, bank, trustee, or other nominee by following the instructions provided in the voting instructions sent to you by your broker, bank, trustee or other nominee; or,
•
if you have obtained a valid legal proxy and control number from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting personally using the valid legal proxy.
•
Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote via the Internet personally at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal Nos. 1, 2 and 3 are considered “non-routine” matters, while Proposal No. 4 is considered a “routine” matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1, 2 and 3 and a broker non-vote will occur on these matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Because Proposal No. 4 is a “routine” matter, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Annual Meeting?

A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of one-third of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person via virtual communication or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Election of eight directors to the Board. Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes of the shares present personally or represented by proxy at the Annual Meeting is required to elect director nominees, and as such, the eight nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 2: Approve the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 3: Approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•
Proposal No. 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 4 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask brokers, banks, trustees and other nominees to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

Why is the Annual Meeting being held virtually?

By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for both EyePoint and its stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to vote online during the Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your holder control number.

Can I submit a question for the Meeting?

Stockholders who attend the Annual Meeting by webcast by visiting www.meetnow.global/M2D47QY will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints will be answered and posted on the “Investors – Governance Documents” page of our Company’s website at www.eyepointpharma.com, as soon as practicable after the Annual Meeting.

What should I do if I need technical support during the Annual Meeting?

The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Annual Meeting.

If you experience any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call the toll-free number that will be available on our virtual stockholder login site at www.meetnow.global/M2D47QY for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, and the technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/M2D47QY. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting at least 15 minutes prior to the start time and to leave ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 14, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare

EyePoint Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Director Nominees

Our Board consists of eight (8) directors. The term of each director expires each year at our Annual Meeting of Stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns, or is removed. The size of the Board will remain at eight (8) members as of the Annual Meeting.

The following table sets forth the name, age, director service period and position of each of our current directors and director nominees as of April 21, 2023:

Name	Age	Position	Director Since
Göran Ando, M.D.	74	Chair of the Board of Directors	2018
Nancy Lurker	65	Chief Executive Officer and Director	2016
John B. Landis, Ph.D.	70	Director	2018
David Guyer, M.D.	63	Director	2019
Wendy DiCicco	55	Director	2019
Ye Liu	52	Director	2020
Anthony P. Adamis, M.D.	64	Director	2022
Karen Zaderej	61	Director	2022

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors and director nominee:

Board Diversity Matrix (As of April 21, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Set forth below for each director standing for election at the Annual Meeting is a list of Board Committee memberships and a description of his or her business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board:

Göran Ando, M.D.

Chair of the Board and the Governance and Nominating Committee, member of the Compensation Committee and the Science Committee

Dr. Ando has had a distinguished career in the global pharmaceutical industry that has spanned nearly four decades. He began his career at Pfizer, Inc., where he held several senior clinical positions both in the U.S. and in Europe. Dr. Ando also served as President of the Astra Research Centre. He held various senior appointments at GlaxoSmithKline plc, including Research and Development Director for Glaxo Group Research. Dr. Ando then joined Pharmacia AB in 1995 as Executive Vice President and Deputy Chief Executive Officer to lead Research and Development with additional responsibilities for manufacturing, information technology, business development and M&A. During his nine-year tenure as Head of Research and Development at Pharmacia/Pharmacia &

Upjohn, 17 new drugs were approved by the FDA prior to Pharmacia’s acquisition by Pfizer for $60 billion. Dr. Ando retired in 2018 as Chairman of Novo Nordisk A/S and previously served as the Chief Executive Officer of Cell Tech Group PLC from 2003 to 2005. He currently serves as Chairman of the Board for Nouscom A/G (a private company in Switzerland). Dr Ando has served as the Chairman of Nanexa (a public Company in Sweden) since 2020. Previously, he served as Chairman of the Board for several European-based biopharmaceutical companies, and, until April 2020, he served as a board member of Molecular Partners (a public company listed on the Swiss exchange) and served as a Senior Advisor at EW Healthcare Partners from 2007 to July 2021. Dr. Ando received his Bachelor of Arts degree from Uppsala University in Sweden and Doctor of Medicine degree from Linköping University in Sweden.

We believe Dr. Ando is qualified to serve as Chair of our Board because his strong record of leadership as an executive officer and director in the life sciences industry affords him a deep understanding of the industry and corporate setting in which we operate and allows him to impart his substantial expertise in the fields of manufacturing, information technology, business development and commercialization to the Board and the Company.

Nancy Lurker

Chief Executive Officer

Ms. Lurker has been our Chief Executive Officer since September 2016 and served as our President from September 2016 to January 2023. From 2008 to 2015, Ms. Lurker served as President and Chief Executive Officer and a director of PDI, Inc., a Nasdaq-listed healthcare commercialization company now named Interpace Diagnostics Group, Inc. From 2006 to 2007, Ms. Lurker was Senior Vice President and Chief Marketing Officer of Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG. From 2003 to 2006, she served as President and Chief Executive Officer of ImpactRx, Inc., a privately held healthcare information company. From 1998 to 2003, Ms. Lurker served as Group Vice President, Global Primary Care Products and Vice President, General Therapeutics for Pharmacia Corporation (Pharmacia), now a part of Pfizer, Inc. She also served as a member of Pharmacia’s U.S. executive management committee. Previously, Ms. Lurker spent 14 years at Bristol-Myers Squibb Company, rising from a sales representative to Senior Director, Worldwide Cardiovascular Franchise Management. Since April 2018, Ms. Lurker currently serves as a member of the board of directors of Aquestive Therapeutics (Nasdaq: AQST), a Nasdaq-listed company. Since April 2021, Ms. Lurker has served as a member of the board of directors of Altasciences (a private company in Canada). Ms. Lurker previously served as a member of the board of directors of the Cancer Treatment Centers of America. Ms. Lurker also previously served as Chair of the board of directors of X4 Pharmaceuticals, Inc. (Nasdaq: XFOR) from 2016 to 2018, and as a member of the boards of directors of publicly held Auxilium Pharmaceuticals, Inc. from 2011 to 2015, Mallinckrodt Pharmaceuticals, plc from 2013 to 2016, Elan Pharmaceuticals from 2005-2006, Conjuchem Biotechnologies from 2004-2006 in addition to serving as a director of PDI, Inc. from 2008 to 2015. Ms. Lurker received a B.S. in Biology from Seattle Pacific University and an M.B.A. from the University of Evansville.

We believe Ms. Lurker is qualified to serve on our Board because of her role as Chief Executive Officer, as well as her broad ranging experience in the pharmaceutical industry and her track record of maximizing the potential of new therapies with over ten years of clinical drug development at BMS, Pharmacia, and Novartis in her capacity as a senior executive, and successfully implementing innovative U.S. and global drug launches, which provide her with valuable expertise and perspective on our corporate strategy, management, operations and governance.

John B. Landis, Ph.D.

Chair of the Science Committee

Dr. Landis served as a director for Bioanalytical Systems, Inc. from 2009 to 2017, serving as the Chairman of its board of directors from 2011 until his departure in 2017. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies and devices. Prior to that, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior to that, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance and quality control. He is a current member of Purdue University’s Drug Discovery Board. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University.

We believe Dr. Landis is qualified to serve on the Board because his substantial and varied experience working within medical communities ranging from academia to the pharmaceutical industry position him to provide a practical and balanced perspective to the Board. Dr. Landis also brings to the Board executive experience in clinical research and his service on other public company boards affords him a deep understanding of the role of the Board and its oversight of corporate governance and business strategy.

David Guyer, M.D.

Chair of the Compensation Committee and member of the Audit Committee, Governance and Nominating Committee and the Science Committee

David R. Guyer, M.D. is a Chief Executive Officer of EyeBio, a privately held ophthalmology biotechnology company and a Venture Partner at SV Health Investors. Dr. Guyer was the co-founder and served as Executive Chairman of Iveric Bio (formerly Ophthotech) (Nasdaq: ISEE) until 2021. Dr. Guyer served as a director for Applied Genetic Technologies Corporation (Nasdaq: AGTC) from June 2014 to December 2017. Dr. Guyer served as Chairman of Iveric Bio’s board of directors since its inception in January 2007 to January 2017 and as the Chief Executive Officer from April 2013 to January 2017. Under his leadership, Ophthotech entered into one of the largest ex-US partnering transactions ever in the biotechnology industry at that time with Novartis.

Dr. Guyer has significant medical, drug development, and commercial experience in ophthalmology, and in his career has served on approximately 20 boards of both public and private companies. He co-founded Eyetech Pharmaceuticals Inc. and served as its Chief Executive Officer and as a member of its board of directors from 2000 until it was acquired by OSI Pharmaceuticals, Inc. in November 2005.

Prior to co-founding Eyetech Pharmaceuticals, Dr. Guyer was a professor and served as Chairman of the Department of Ophthalmology at New York University School of Medicine. Dr. Guyer received a BS from Yale College and an MD from Johns Hopkins Medical School. Dr. Guyer completed his ophthalmology residency at Wilmer Ophthalmological Institute, Johns Hopkins Hospital and a retinal fellowship at the Massachusetts Eye and Ear Infirmary at Harvard Medical School.

We believe Dr. Guyer is qualified to serve on the Board because of his extensive executive leadership experience, his extensive experience in ophthalmology, his extensive experience in the life sciences industry as an entrepreneur and venture capital investor, and his service on the board of directors of other life sciences companies.

Wendy DiCicco

Chair of the Audit Committee and member of the Compensation Committee and the Governance and Nominating Committee

Ms. DiCicco serves as an independent financial and board advisor to companies in the life sciences industry, often serving in the role of interim Chief Financial Officer. From 2019 to December 2022, she served as Chief Financial Officer (interim through March 2022) for Renovacor, a preclinical stage biopharmaceutical company (NYSE: RCOR). Previously, she was Chief Operating and Financial Officer of Centinel Spine from 2017 to 2018, a privately-held company. Ms. DiCicco served as a member of the board of directors of SWK Holdings Corp (Nasdaq: SWKH) from February 2022 through March 2023. Ms. DiCicco currently serves on the boards of directors of Imvax, Inc. and ExpressCells, privately-held biotechnology companies, and previously served on the boards of directors of II-VI, Inc. (Nasdaq: II-VI) from 2006 until 2017, Sincerus Pharmaceuticals from 2021 through 2022, Carmell Therapeutics from 2018 until 2021, Syncardia Systems and CannaPharma Rx (OTC: CPMD). She previously served as President and Chief Operating Officer of Camber Spine Technologies and has held Chief Financial Officer roles at Nuron Biotech, Quench USA, Globus Medical and Kensey Nash Corporation. Her career started in public accounting at Deloitte & Touche in 1990. Ms. DiCicco received a B.S. in accounting from Philadelphia College of Textiles and Science and is a licensed CPA. She is also an appointed Board Leadership Fellow and Corporate Governance Fellow of the National Association of Corporate Directors (NACD).

We believe Ms. DiCicco is qualified to serve on our Board because of her highly successful career as a C-suite executive leading financial and operational organizations at numerous global, commercial-stage healthcare companies and her extensive strategic and financial expertise to expand commercial launch efforts.

Ye Liu

Mr. Liu has over 20 years of experience in the pharmaceutical industry. Since November 2018, he has served as executive director and Chief Executive Officer of Ocumension Therapeutics (a company listed on Hong Kong Stock Exchange, stock code: 1477) (Ocumension), a China-based ophthalmic pharmaceutical company dedicated to identifying, developing and commercializing first- or best-in-class ophthalmic therapies.

Prior to joining Ocumension Therapeutics, Mr. Liu served as the chairman and general manager at Santen Pharmaceutical (China) Co., Ltd. from October 2014 to July 2018. From February 2009 to September 2014, Mr. Liu served as the head of the pharmaceutical affair division and later became the general manager of Eisai (China) Inc., responsible for the management of pharmaceutical affairs and development, and the overall corporate operation, respectively. From October 2006 to February 2009, Mr. Liu held positions including the national sales, senior business development manager, and the head of sales at Sandoz China Pharmaceutical Co., Ltd., responsible for marketing, sales and business development. Mr. Liu received a B.S. from Shanghai Medical University and an M.Sc. from Dalhousie University.

We believe Mr. Liu is qualified to serve on the Board because of his extensive executive leadership experience and his extensive experience in the life sciences industry in both sales and pharmaceutical development.

Anthony P. Adamis, M.D.

Member of the Science Committee

Dr. Adamis has served as the co-founder and director for EyeBio, a privately held ophthalmology biotechnology company since August 2021, a director for RD Funds, the venture arm of the Foundation Fighting Blindness since October 2021, a director of Theia Therapeutics, a preclinical stage company focused on treatments for retinal diseases since November 2021, a director of Spiral Therapeutics, a clinical development stage company focused on hearing loss since October 2021, and One Bio, a clinical stage company focused on pulmonary disease since April 2022. He has also served as Senior Vice President of Development Innovation at Genetech, now a wholly owned member of the Roche Group since 2009. He is best known for his co-discovery of the central role of vascular endothelial growth factor (VEGF) in two leading causes of blindness: neovascular age-related macular degeneration (nAMD) and diabetic retinopathy. Conducted at Harvard in the 1990s, this research led to Dr. Adamis’ shared receipt of the Antonio Champalimaud Award, the highest honor in vision science, and to his election to the National Academy of Medicine.

Over the course of his career, Dr. Adamis has helped develop 20 medicines across 30 indications, resulting in seven FDA Breakthrough Designations and 25 FDA approvals. Dr. Adamis received his M.D. from the University of Chicago, his ophthalmology training at the University of Michigan, and his fellowship training at Harvard University. He completed his research training in vascular biology with Judah Folkman, M.D., at Boston Children’s Hospital.

We believe Dr. Adamis is qualified to serve on the Board because of his extensive executive leadership experience, his extensive experience in ophthalmology, his extensive experience in the life sciences industry, and his service on the board of directors of other life sciences companies.

Karen Zaderej

Member of the Audit Committee

Ms. Zaderej has more than 35 years of biopharmaceutical and medical device experience. She currently serves as President, Chief Executive Officer, and Chair of the Board at AxoGen. Earlier in her career, she held positions of increasing responsibility at AxoGen, including Chief Operating Officer and Vice President of Marketing and Sales. Prior to joining AxoGen in 2006, Ms. Zaderej worked for Zaderej Medical Consulting, a consulting firm she founded to assist medical device companies to build and execute successful commercialization plans. Previously, she worked at Ethicon, Inc., a Johnson & Johnson company, where she held senior positions in marketing, business development, research & development, and manufacturing. Ms. Zaderej is a member of the Executive Committee and the Board of Trustees of the University of Tampa. She holds an M.B.A. from the Kellogg Graduate School of Business and a B.S. in Chemical Engineering from Purdue University.

We believe Ms. Zaderej is qualified to serve on the Board because of her extensive executive leadership experience, extensive experience in commercial development and her extensive experience at other life sciences companies.

Executive Officers

Each of our executive officers holds office until the first meeting of our Board following the next annual meeting of stockholders and until such officer’s respective successor is chosen and qualified, unless a shorter period shall have been specified by the terms of such officer’s election or appointment. The following table sets forth information about our executive officers as of April 21, 2023:

Name	Age	Position
Nancy Lurker	65	Chief Executive Officer
Jay Duker, M.D.	64	President and Chief Operating Officer
George Elston	58	Chief Financial Officer
Dario Paggiarino, M.D.	66	Senior Vice President and Chief Medical Officer
Scott Jones	56	Senior Vice President and Chief Commercial Officer
Michael Pine	47	Chief Corporate Development and Strategy Officer

Nancy Lurker

Please refer to the section entitled “Directors and Executive Officers – Directors and Director Nominees” above for Ms. Lurker’s biographical information.

Jay Duker, M.D.

Dr. Duker has served as our President and Chief Operating Officer since January of 2023 and Chief Operating Officer since November 2021. Dr. Duker served as our Chief Strategic Scientific Officer on a part-time basis in 2020, after having served as an independent member of our Board of Directors since 2016. Dr. Duker was the Director of the New England Eye Center from 2001 to 2021 and Chair of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine over the same period. Dr. Duker has co-founded three start-ups, including Hemera Biosciences, a gene therapy company that developed an anti-complement treatment for dry macular degeneration, which was acquired by Janssen in 2020. In addition, Dr. Duker was the Chair of the Board of Sesen Bio, a publicly traded clinical stage biopharmaceutical company until March 2023. He is currently on the Board of Hubble Bio. He has published more than 300 journal articles related to ophthalmology and is co-author of Yanoff and Duker’s Ophthalmology, a best-selling ophthalmic textbook. Dr. Duker received an A.B. from Harvard University and an M.D. from the Jefferson Medical College of Thomas Jefferson University.

George Elston

Mr. Elston has served as our Chief Financial Officer since November 2019. Mr. Elston brings more than 25 years of diverse financial and senior leadership experience in the biopharmaceutical sector with both global publicly-traded and privately-held organizations. Mr. Elston most recently served as Chief Financial Officer and Head of Corporate Development at Enzyvant Therapeutics from December 2018 to September 2019 where he helped build the pre-commercial rare disease firm leading to its recent 2019 acquisition. Before that, he was President and Chief Executive Officer at 2X Oncology, Inc. from May 2017 to October 2018, where he advanced the company from a spin-out into a multiprogram, clinical-stage organization. He was also SVP and CFO of Juniper Pharmaceuticals, Inc. from October 2014 to December 2016 and prior to that, held senior executive roles at KBI Biopharma, Inc., Optherion, Inc., Elusys Therapeutics, Inc. and CR Bard. Mr. Elston began his career in public accounting at Pricewaterhouse (now PricewaterhouseCoopers LLP). He earned his B.B.A. in accounting from Pace University and is a Certified Public Accountant. He currently serves as a Trustee and Audit Committee Chairman of the DWS – DBX ETF Trust.

Dario Paggiarino, M.D.

Dr. Paggiarino has served as our Senior Vice President and Chief Medical Officer since April 2019, and was previously Vice President, Chief Medical Officer since August 2016. Prior to that, Dr. Paggiarino served since April 2013 as Senior Vice President and Chief Development Officer of Lpath, Inc., a biotechnology company focused on the discovery and development of lipidomic-based therapeutic antibodies that target bioactive signaling lipids to treat a wide range of human diseases. Dr. Paggiarino served as Vice President and Therapeutic Unit Head for retina diseases at Alcon, a division of Novartis from 2011 to 2013. He served as Executive Director of Clinical Development and Medical Affairs at Pfizer Global R&D, a division of Pfizer, Inc., from 2001 to 2011. Earlier in his career, he held research and development positions of increasing responsibility at Angelini Pharmaceuticals, Inc., an affiliate of Angelini S.p.A, a privately-owned company, ultimately serving as president, and later joined Pharmacia Global R&D, a division of Pharmacia Corporation, where he was clinical program director of ophthalmology. Dr. Paggiarino obtained a Medical Doctor (M.D.) degree (Cum Laude) from the University of Rome School of Medicine, Italy, and the Italy Department of Health Board Certification in General Medicine and Surgery.

Scott Jones

Mr. Jones has served as our Chief Commercial Officer since June 2019. Prior to that, from 2013 to June 2019, Mr. Jones served in various roles at Notal Vision, an ophthalmological diagnostic services company, most recently as Chief Commercial Officer, Vice President of Business Development, and earlier as President. Before joining Notal Vision, from 2009 to 2013, Mr. Jones served as President of QLT Ophthalmics. Prior to that, from 2006 to 2009, Mr. Jones served as Executive Director, Health Policy at Novartis Pharmaceuticals. Mr. Jones also served as Executive Director and Head of Market Access and Government Affairs at Novartis Ophthalmics from 2004 to 2006, as well as other roles of varying responsibility at Novartis and at Ciba Geigy from 1989 to 2004. Mr. Jones received an M.A. in political science and a Certificate in Public Administration from the University of Florida, as well as a Bachelor of Science in Chemistry.

Michael Pine

Mr. Pine has served as our Chief Corporate Development and Strategy Officer since January 2022. Prior to that, Mr. Pine served as Senior Vice President of Business Development and Strategy at Medexus Pharmaceuticals since September 2020. Mr. Pine held roles of increasing responsibility at Lupin Pharmaceuticals from 2019 to 2020, Aralez Pharmaceuticals from 2015 to 2019, and Novartis Pharmaceuticals from 2007 to 2015, where he built a diverse skill set in business development, commercial, operational and strategy roles. Earlier in his career, Mr. Pine was in business development roles at Kos Pharmaceuticals, Organon Biosciences, and Pfizer, as well as an Investment Banking Analyst at JP Morgan Chase. Mr. Pine holds a B.S. in Consumer Economics from Cornell University and an M.B.A from Columbia Business School.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Arrangements between Officers, Directors and Director Nominees

Per the terms of that certain Securities Purchase Agreement, dated March 28, 2018, by and among us, EWHP and EWHP-A (First Tranche Securities Purchase Agreement), EW Healthcare Partners, L.P. (EWHP), and EW Healthcare Partners-A, L.P. (EWHP-A) have the right, subject to certain customary limitations and restrictions, to nominate one individual to our Board for so long as they beneficially own shares of our common stock. Per the terms of that certain Second Tranche Securities Purchase Agreement, dated March 28, 2018, by and among us, EWHP, EWHP-A and the other accredited investors signatory thereto, (Second Tranche Securities Purchase Agreement), EWHP and EWHP-A have the right, subject to certain customary limitations and restrictions, to nominate one additional individual to our Board for so long as they beneficially own shares of our common stock. Dr. Ando was appointed to the Board as the designee of EWHP and EWHP-A, pursuant to the terms of the Second Tranche Securities Purchase Agreement. Dr. Ando served as Senior Advisor to EWHP, which is an affiliate of both EWHP and EWHP-A until July 2021.

On December 31, 2020, we entered into a Share Purchase Agreement (Share Purchase Agreement) with Ocumension, pursuant to which we offered and sold to Ocumension 3,010,722 shares of our common stock at a purchase price of $5.2163 per share. On December 31, 2020, we entered into a Voting and Investor Rights Agreement (Voting Agreement), with Ocumension, EWHP and EWHP-A. Pursuant to the Voting Agreement, for so long as Ocumension owns a number of shares of our common stock equal to at least 75% of the shares of our common stock it acquired on December 31, 2020, and subject to compliance with applicable law and our guidelines with respect to the nomination of directors, Ocumension is entitled to designate for nomination one person (Investor Designee) to serve as a member of our Board, the Science Committee and certain other ad-hoc committees of the Board. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5640, Ocumension will not be entitled to designate for nomination any person to serve as a member of our Board if, at any time, Ocumension owns a number of shares of our common stock representing less than 5% of the shares of our common stock outstanding. Pursuant to the Voting Agreement, for so long as EWHP and EWHP-A beneficially own at least 10% of the outstanding shares of our common stock, EWHP and EWHP-A agreed to vote in favor of the Investor Designee at each election of the Board. The initial Investor Designee is Ye Liu.

Other than as disclosed above, there is no arrangement or understanding between any of our executive officers, directors or director nominees and any other person, pursuant to which such person was selected to serve as an executive officer or director, as applicable.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has unanimously determined that Dr. Ando, Dr. Landis, Dr. Guyer, Ms. DiCicco, Dr. Adamis and Ms. Zaderej are independent under applicable standards of the SEC and Nasdaq. Ms. Lurker does not qualify as independent due to the fact that Ms. Lurker serves as Chief Executive Officer. Mr. Liu does not qualify as independent due to the fact that he serves as Executive Director and Chief Executive Officer of Ocumension. In January 2020, we signed an exclusive license agreement (License Agreement) with Ocumension for the development and commercialization of DEXYCU for the treatment of post-operative inflammation following ocular surgery in Mainland China, Hong Kong, Macau and Taiwan. Under the terms of the License Agreement, the Company received an upfront payment of $2 million from Ocumension. On August 20, 2020, the Company entered a Memorandum of Understanding (MOU) with Ocumension, pursuant to which the Company received a one-time $9.5 million payment from Ocumension as consideration for the expansion of the territories included in the License Agreement. Mr. Liu does not qualify as independent due to the fact that the payments under the License Agreement and the MOU exceeded permissible amounts to retain such independence as set forth in Nasdaq Rule 5605(a)(2)(D).

Each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee is comprised entirely of independent directors. The Science Committee is also comprised entirely of independent directors.

Board Leadership Structure, Processes and Role in Risk Oversight

Board Leadership Structure

The Board has chosen to separate the roles of Board Chair and Chief Executive Officer and believes that such a separation of roles is in our best interests and the best interests of our stockholders. Dr. Ando’s extensive experience in the life sciences industry in both senior management and board of director positions coupled with his perspective as an independent director provide effective leadership for our Board and support for our executive team.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to the Company. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to us. The Board administers its risk oversight role directly and through its committee structure. The Board reviews strategic and financial risks and exposures associated with our long-term strategy, development and commercialization of products and product candidates and other matters that may present material risk to our operations, strategy and prospects. The Audit Committee reviews risks associated with financial and accounting matters, including financial reporting, accounting, disclosure and internal control over financial reporting, as well as overall risk assessment and management, including risks associated with information technology (cybersecurity) and compliance (including healthcare and related regulatory matters). The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements, as well as risks and overall approach related to human capital matters, including diversity and inclusion, employee engagement and culture. The Governance and Nominating Committee manages risks associated with corporate governance, as well as Board composition and procedures. The Science Committee supports the Board’s oversight of risks related to our research and development (R&D) organization.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times they deem necessary. Our Board’s policy is to hold executive sessions both with and without the presence of management. Our Board committees also generally meet in executive session at the end of each committee meeting.

Executive and Director Compensation Processes

The agenda for each meeting of the Compensation Committee is usually developed by the Chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than her own compensation. The Compensation Committee takes into consideration Ms. Lurker’s input in granting annual bonuses or equity awards and setting compensation levels.

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During 2022, the Compensation Committee retained Radford, part of the Rewards Solutions practice at Aon plc, as its independent consultant to assist in evaluating our executive compensation programs and practices and to make recommendations regarding compensation for the year ended December 31, 2022. During this process, Radford:

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prepared competitive market data for the compensation of our executive management team;
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evaluated the continued appropriateness of and made recommendations regarding our peer group;
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analyzed our short term and long-term incentive plan designs;
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reviewed equity retention and our equity burn rate and dilution levels relative to the market;
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assessed our compensation practices and levels against those of our peer group companies and the broader marketplace;
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made recommendations regarding base salary, target bonus percentage and long-term incentive compensation for each Named Executive Officer; and
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updated the Compensation Committee on compensation trends and regulatory developments.

None of Radford, Aon or their affiliates provides other services to us. The Compensation Committee assessed the independence of Radford pursuant to SEC rules and concluded that no conflict of interest existed that would prevent Radford from independently representing the Compensation Committee. The Compensation Committee has sole responsibility for the selection, engagement, removal and compensation of its compensation consultant.

The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, bylaws and applicable laws and rules of markets in which our securities then trade.

Board Committees

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Science Committee. Each standing committee has a written charter. Each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee is comprised entirely of independent directors. The Science Committee is currently comprised of independent directors; however, it may also in the future include members of our R&D organization and other members of executive management in accordance with its charter. While each committee has designated responsibilities, the committees act on behalf of the entire Board and regularly report on their activities to the entire Board. Details concerning the role and structure of the Board and each Board committee are contained in the Corporate Governance Guidelines and the committee charters, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance.”

Audit Committee

The Audit Committee is responsible for assisting the Board with oversight of our accounting and financial reporting processes, including but not limited to (i) our audit program; (ii) the integrity of our financial statements; (iii) the review and assessment of the qualifications and independence of our independent registered public accounting firm; and (iv) the preparation of reports required of the Audit Committee under the rules of the SEC. More specifically, the Audit Committee’s responsibilities include:

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appointing, overseeing and, if necessary, replacing the independent registered public accounting firm, including evaluating the effectiveness and independence of the firm at least annually, reviewing and evaluating the lead partner of the firm and ensuring the lead partner is rotated at least every five years, approving or pre-approving all audit and non-audit services provided by the firm and establishing hiring policies for employees or former employees of the firm, and also including resolving any disagreements between management and the firm regarding financial reporting;

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reviewing with the independent registered public accounting firm the scope of, plans for and any difficulties with audits and the adequacy of staffing and compensation;
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reviewing with the independent registered public accounting firm matters required to be communicated to audit committees in accordance with Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees;
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reviewing with management and the independent registered public accounting firm our internal controls, financial and critical accounting policies (including effects of alternate United States generally accepted accounting principles (GAAP) methods and off-balance sheet structures, if any) and significant judgments;
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reviewing with management and the independent registered public accounting firm our annual and quarterly financial statements and financial disclosure, and preparing the Audit Committee report for inclusion in our annual proxy statement;
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reviewing, or establishing standards for, the substance and presentation of information included in earnings press releases and other earnings guidance;
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reviewing material pending legal proceedings and other contingent liabilities;
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implementing appropriate control processes for accounting, disclosures and reporting, review and approval of intercompany, related party and significant unusual transactions;
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establishing procedures for receipt, retention and treatment of complaints, including the confidential and anonymous submission of concerns by employees regarding accounting, internal accounting controls or auditing matters;
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receiving from management a report of any significant deficiencies and material weaknesses in the design or operation of our internal controls, and any fraud involving management or other employees who have a significant role in our internal controls;
•
overseeing our policies, if any, with respect to risk assessment and risk management and periodically discussing our plans or processes to monitor, control and minimize corporate risks and exposures with respect to information technology and cybersecurity with our external legal counsel, insurance advisors and the independent registered public accounting firm;
•
overseeing and monitoring our compliance programs, including the design and implementation of appropriate compliance programs, policies and procedures and the management of matters involving significant legal or regulatory compliance exposure or material reports or inquiries from government or regulatory agencies;
•
preparing a report for inclusion in our annual proxy statement as required by the SEC;
•
presenting to the Board annually an evaluation of the Audit Committee’s performance and charter; and
•
performing such other activities as the Board or the Audit Committee deem appropriate.

The members of the Audit Committee are Ms. DiCicco (Chair), Dr. Guyer and Ms. Zaderej. Ms. DiCicco, Dr. Guyer and Ms. Zaderej were members of the Audit Committee during the year ended December 31, 2022.

The Board has determined that all members of the Audit Committee are independent for purposes of service on the Audit Committee as provided in SEC and Nasdaq rules, as applicable. The Board also has determined that Ms. DiCicco, Dr. Guyer and Ms. Zaderej are audit committee financial experts.

The Audit Committee met four times during the year ended December 31, 2022.

Compensation Committee

The Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to executive compensation, (ii) overseeing our compensation and employee benefits plans and practices, including incentive, equity-based and other compensatory plans in which executive officers and key employees participate, (iii) producing a report on executive compensation as required by the SEC, and (iv) overseeing our approach and management of risks related to human capital. More specifically, the Compensation Committee’s responsibilities include:

•
developing and periodically reviewing compensation policies and practices applicable to executive officers;
•
determining and approving the compensation of the CEO and other executive officers;

•
supervising, administering and evaluating incentive, equity-based and other compensatory plans of our company in which executive officers and key employees participate, including approving guidelines and size of grants and awards, making grants and awards, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating employees eligible to participate and imposing limitations and conditions on grants or awards;
•
overseeing our policies on structuring compensation programs to preserve tax deductibility, and, when required, establish performance goals and certify that performance goals have been attained;
•
reviewing and making recommendations to the Board regarding any executive and equity compensation plans and such other compensation and benefit plans that are subject to Board approval and, where appropriate or required, to stockholder approval;
•
approving any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by our officers, directors, employees or consultants;
•
reviewing and approving any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers;
•
making individual determinations and granting any shares, stock options or other equity-based awards under all equity-based compensation plans that are outside approved guidelines for such grants, and exercising such power and authority as may be required or permitted under such plans;
•
determining stock ownership guidelines, if any for the CEO and other executive officers and non-employee directors and monitor compliance;
•
reporting to the Board on any significant matters arising from the Committee’s work;
•
annually evaluating the performance of the Compensation Committee and presenting results to the Board;
•
annually reviewing and reassessing the charter of the Compensation Committee and, if appropriate, recommending changes to the Board;
•
annually evaluating the adequacy of directors’ compensation and the composition of such compensation;
•
reviewing the Compensation Discussion & Analysis to be included in our annual proxy statement or Annual Report on Form 10-K and issuing a Compensation Committee report thereon as required by the SEC to be included in our annual proxy statement or Annual Report on Form 10-K filed with the SEC;
•
reviewing risks that we may face as a result of our compensation policies and practices and assess whether such policies and practices are reasonably likely to have a material adverse effect and implement appropriate means to mitigate these risks;
•
periodically review and revise a peer group of companies against which to assess our compensation programs and practices to ensure they are competitive and supportive of our strategy and objectives;
•
approving and overseeing the application of our policy for clawback, or recoupment, of incentive compensation;
•
overseeing engagement with stockholders and proxy advisory firms on executive compensation matters;
•
overseeing the Company’s management of risks and overall approach related to human capital matters, including diversity and inclusion, employee engagement and culture;
•
annually or during a time frame required by law or the Company's bylaws reviewing and recommending to the Board for approval of, (i) the frequency with which we conduct stockholder advisory votes on executive compensation (Say on Pay Vote) and (ii) any proposals related to the Say on Pay Vote to be included in our annual proxy statement, in each case as applicable;
•
performing such other duties and responsibilities as may be assigned to the Compensation Committee by the Board or as designated in plan documents;
•
periodically review and make recommendations to the Board relating to senior executive succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO or other executive officer;

•
assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including, but not limited to, those policies and strategies regarding recruiting, retention, career development and progression, diversity, equity and inclusion and employment practices; and
•
forming and delegating authority to subcommittees, comprised of one or more members of the Compensation Committee, when the Compensation Committee deems appropriate.

The members of the Compensation Committee are Dr. Guyer (Chair), Dr. Ando and Ms. DiCicco. Dr. Guyer, Dr. Ando and Ms. DiCicco were members of the committee during the year ended December 31, 2022.

The Board has determined that all members of the Compensation Committee are independent for purposes of service on the Compensation Committee as provided in SEC and Nasdaq rules, as applicable.

The Compensation Committee met four times during the year ended December 31, 2022.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described above under “Corporate Governance and Board Matters—Board Leadership Structure, Processes and Role in Risk Oversight—Executive and Director Compensation Processes.”

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for (i) identifying and recommending to the Board individuals qualified to serve as directors and advising the Board with respect to Board composition and procedures, (ii) overseeing the evaluation of the Board and the committees, (iii) developing and maintaining our corporate governance policies, and (iv) overseeing our activities relating to corporate social responsibility and environmental and sustainability matters. The Governance and Nominating Committee has periodically engaged third parties to identify and evaluate candidates qualified to serve as our directors and may continue to do so in the future. More specifically, the Governance and Nominating Committee’s responsibilities include:

•
identifying, recruiting and interviewing candidates for Board membership;
•
reviewing the background and qualifications of individuals being considered as director candidates;
•
developing and recommending to the Board guidelines and criteria to determine the qualifications, qualities, skills and other expertise of directors, which reflect the Board’s commitment to actively develop a diverse pool of individuals from which director nominees may be selected;
•
recommending to the Board the director nominees for election by the stockholders or appointment by the Board to fill any vacancies pursuant to our By-Laws;
•
reviewing and considering candidates for election submitted by stockholders;
•
reviewing the suitability for continued service as a director of each Board member when his or her term expires, and recommending whether or not the director should be re-nominated;
•
monitoring the independence (within the meaning of the Nasdaq listing requirements) of Board members and the overall Board composition;
•
reviewing periodically the size of the Board and to recommend to the Board any appropriate changes;
•
making recommendations on the frequency and structure of Board meetings and on the practices of the Board;
•
making recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted;
•
recommending to the Board the directors to be appointed to each committee of the Board, including the Governance and Nominating Committee;
•
recommending to the Board the director to serve as Chair of the Board and the directors to serve as Chair of each committee of the Board, including the Governance and Nominating Committee;
•
overseeing an orientation program for new Board members and continuing education for all Board members;

•
reviewing our corporate governance practices, including identifying best practices, reviewing information regarding the operations of the committees of the Board, director independence, the director nominations process and the documents, policies and procedures in our corporate governance framework on a periodic basis but at least annually, and discussing the results with management, making recommendations relative to the nature of the corporate governance disclosure that should be included in our proxy statement or annual report on Form 10-K, as applicable;
•
overseeing an annual self-evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively;
•
annually evaluating the Committee’s performance;
•
annually reviewing and assessing the adequacy of the Governance and Nominating Committee Charter and recommending any proposed changes to the Board for approval;
•
developing and recommending to the Board a set of corporate governance guidelines applicable to us;
•
overseeing, reviewing and discussing with management and the Board, and making recommendation to the Board regarding our policies, goals and initiatives relating to corporate social responsibility and environmental and sustainability matters, and the external reporting thereof;
•
performing such other duties and responsibilities as may be assigned to the Governance and Nominating Committee by the Board or as designated in plan documents; and
•
forming and delegating authority to subcommittees, comprised of one or more members of the Governance and Nominating Committee, when the Governance and Nominating Committee deems appropriate.

The members of the Governance and Nominating Committee are Dr. Ando (Chair), Ms. DiCicco and Dr. Guyer. Each of Dr. Ando, Ms. DiCicco and Dr. Guyer was a member of the committee during the year ended December 31, 2022.

The Board has determined that all members of the Governance and Nominating Committee are independent for purposes of service on the Governance and Nominating Committee as provided in SEC and Nasdaq rules, as applicable.

The Governance and Nominating Committee met four times during the year ended December 31, 2022.

Science Committee

The Science Committee is responsible for assisting the Board in ensuring that our research and development organization is optimized to support the strategic goals and making recommendations to the Board on key strategic and tactical issues relating to our research and development activities. More specifically, the Science Committee’s responsibilities include:

•
reviewing the science and clinical and regulatory strategy underlying the major research and development programs, including publication strategies;
•
reviewing our significant medical affairs strategies and initiatives;
•
reviewing the annual research and development budget and allocation of resources to discovery and development programs;
•
reviewing the capacity and skill set of the research and development organization;
•
reviewing the implications for the research and development organization of significant business development transactions, including mergers, acquisitions, licensing and collaborative agreements;
•
reviewing the progress toward achievement of key research and development milestones;
•
reviewing the interactions of the research and development organization with health care providers and regulatory bodies, especially with regard to the reporting of adverse events and/or unexpected negative data observed in the preclinical and clinical studies conducted by us;
•
retaining, as necessary, the services of one or more advisors, consultants or attorneys, which may be our in-house or outside counsel, to assist the Science Committee in discharging its responsibilities under the Science Committee Charter; and
•
forming and delegating authority to subcommittees, comprised of one or more members of the Science Committee, when the Science Committee deems appropriate.

The current members of the Science Committee are Dr. Landis (Chair), Dr. Ando, Dr. Guyer and Dr. Adamis. Each of Dr. Landis, Dr. Ando, Dr. Guyer and Dr. Adamis was a member of the committee during the year ended December 31, 2022.

The Science Committee met four times during the year ended December 31, 2022.

Attendance at Board and Committee Meetings

The Board met four times during the year ended December 31, 2022. Each of the directors who served during the year ended December 31, 2022 are standing for election in 2023. Each of the directors who served the full year attended at least 75% of the aggregate of the total number of meetings of the Board and of the committees on which he or she served (during the period that each such director served). Our corporate governance guidelines encourage, but do not require our directors to attend annual meetings of stockholders. Each of the directors who was serving as a director as of the 2022 Annual Meeting attended the 2022 Annual Meeting, either in person or by telephone.

Stockholder Nominations for Director

The Governance and Nominating Committee will consider written stockholder recommendations for candidates for the Board, which recommendations should be delivered or mailed, postage prepaid, to:

Company Secretary

EyePoint Pharmaceuticals, Inc.

480 Pleasant Street, Suite C400

Watertown, MA 02472

United States

Stockholder recommendations must include certain relevant information concerning the candidate, the stockholder making the recommendation and any beneficial owner on whose behalf the recommendation is made. The required information is set forth in our Stockholder Nomination Policy, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance – Governance Overview.”

The Governance and Nominating Committee will evaluate candidates for director who are recommended by stockholders on the same basis as candidates recommended by other sources. Considerations include the Governance and Nominating Committee’s discretionary assessment of the skills represented and required on the Board, and an evaluation of candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and criteria approved by the Board from time to time. We do not have a formal policy with respect to diversity, although we seek to have a Board that reflects a range of talents, ages, skills, viewpoints, professional experience, educational backgrounds, expertise, genders and ethnicities. The Governance and Nominating Committee will determine whether to interview any candidate in its sole discretion.

Stockholder Communications with Directors

Stockholders and other interested parties may communicate directly with the Board, the independent directors, the Chair of the Board, any other group of directors or any individual director. The required information is set forth in our Policy Regarding Stockholder Communications With Directors, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance – Governance Overview.” Any such written communications should be addressed to the relevant group or individual and sent to the following address:

Name(s) of Director(s), Group of Directors or Board of Directors

c/o Company Secretary

EyePoint Pharmaceuticals, Inc.

480 Pleasant Street, Suite C400

Watertown, MA 02472

United States

Our Company Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board.

Code of Business Conduct

We have adopted a Code of Business Conduct applicable to each of our officers, directors and employees, and consultants and contractors to, us and our subsidiaries, including our principal executive officer and principal financial officer. The Code of Business Conduct is a set of policies on key integrity issues that requires our representatives to act ethically and legally. It includes policies with respect to conflicts of interest, corporate & social responsibility, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of assets, payments to government personnel and reports to and communications with the SEC and the public.

We review the Code of Conduct annually and update it as appropriate. We intend to disclose any future amendments to, or waivers from, the Code of Business Conduct that affect our directors or senior financial and executive officers within four business days of the amendment or waiver by posting such information on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance—Governance Overview.”

Hedging and Pledging Prohibition

Under our Securities Trading Policy, our directors, officers, employees, consultants and contractors (and each such individual’s family members who reside with them, anyone else who lives in their household and any family members who do not live in their household but whose transactions in our securities are directed by the insider or are subject to the insider’s influence or control) are prohibited from engaging the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities on an exchange or in any other organized market; (iii) engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan.

Audit Committee Report

As more fully described in its charter, the Audit Committee oversees our financial reporting process on behalf of the Board. Our management is responsible for our financial reporting process, including assuring that we develop and maintain adequate financial controls and procedures, and assess compliance therewith. Our independent registered public accounting firm, Deloitte & Touche LLP (Deloitte) is responsible for performing an audit of the effectiveness of our internal control over financial reporting in conjunction with an audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (PCAOB), and issuing its opinion on the financial statements and the effectiveness of internal control over financial reporting.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2022 with our management and Deloitte. The Audit Committee also reviewed and discussed with Deloitte our audited consolidated financial statements and the matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee met with Deloitte, with and without management present, to discuss the results of their examinations, other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate, their evaluation of our internal controls and the overall quality of our financial reporting.

The Audit Committee discussed with Deloitte the firm’s independence and received from Deloitte and reviewed the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee considered whether Deloitte’s provision of non-audit services to us is compatible with Deloitte’s independence and concluded that Deloitte is independent from our company and our management.

Based on the above-referenced reviews and discussions with our management and Deloitte, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Submitted by the members of the
Audit Committee
Wendy DiCicco (Chair) David Guyer Karen Zaderej

RELATED PARTY TRANSACTIONS

Policy Regarding Transactions with Related Persons

We maintain a written “Policy Regarding Related Person Transactions.” Under this policy, the Audit Committee or, in time sensitive instances, the Chair of the Audit Committee, has responsibility for reviewing and approving or ratifying any transaction in which we and any of our directors, director nominees, executive officers or 5% stockholders and their immediate family members are participants, or in which such persons have a direct or indirect material interest, as provided under SEC rules. In reviewing transactions, the committee or the Chair considers all of the relevant facts and circumstances, and approves only those transactions that the committee or the Chair in good faith determines to be in, or not inconsistent with, the best interests of us and our stockholders. Except as disclosed below, there were no such related-person transactions since January 1, 2021.

Transactions with Related Persons

Ocumension Transactions

Licensing Transactions

In November 2018, we entered into an exclusive license agreement with Ocumension for the development and commercialization of our three-year micro insert using the Durasert® technology for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye (YUTIQ in the U.S.) in Mainland China, Hong Kong, Macau and Taiwan.

In August 2020, we entered into a Memorandum of Understanding (2020 MOU) pursuant to which we received a one-time non-refundable payment of $9.5 million (Accelerated Milestone Payment) from Ocumension as a full and final payment of the combined remaining development, regulatory and sales milestone payments under our license agreements with Ocumension for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye and for the treatment of post-operative inflammation following ocular surgery. Upon payment of the Accelerated Milestone Payment, the remaining $11.75 million in combined remaining development and sales milestone payments under our original license agreement with Ocumension upon the achievement by Ocumension of (i) remaining development and regulatory milestones of $6.25 million and commercial sales-based milestones of $3.0 million for the development and commercialization of our three-year micro insert using the Durasert technology for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye; and (ii) $6.0 million upon the achievement by Ocumension of certain prescribed development and regulatory milestones, and $6.0 million commercial sales-based milestones for the development and commercialization in Mainland China, Hong Kong, Macau and Taiwan of DEXYCU® for the treatment of post-operative inflammation following ocular surgery, totaling up to $21.25 million, were permanently extinguished and will no longer be due to us. In exchange, Ocumension also received exclusive rights to develop and commercialize YUTIQ® and DEXYCU products under its own brand names in South Korea and other jurisdictions across Southeast Asia in Brunei, Burma (Myanmar), Cambodia, Timor-Leste, Indonesia, Laos, Malaysia, the Philippines, Singapore, Thailand and Vietnam, at its own cost and expense with us supplying product for clinical trials and commercial sale.

YUTIQ received regulatory approval in China in June 2022, and is now being marketed and sold commercially by Ocumension in China. Pursuant to our agreements with Ocumension, we are entitled to receive mid-single digit sales-based royalties on their net sales of YUTIQ.

Other than a fixed number of hours of technical assistance support to be provided at no cost by us, Ocumension is responsible for all development, regulatory and commercial costs, including any additional technical assistance requested.

Equity Financing

On December 31, 2020, we entered into the Share Purchase Agreement with Ocumension, pursuant to which we offered and sold to Ocumension 3,010,722 shares of our common stock at a purchase price of $5.2163 per share, resulting in gross proceeds of approximately $15.7 million. On December 31, 2020, we entered into the Voting Agreement with Ocumension, EWHP and EWHP-A. Pursuant to the Voting Agreement, for so long as Ocumension owns a number of shares of our common stock equal to at least 75% of the shares of our common stock it acquired on December 31, 2020, and subject to compliance with applicable law and our guidelines with respect to the nomination of directors, Ocumension is entitled to designate for nomination one person (Investor Designee) to serve as a member of our Board, the Science Committee and certain other ad-hoc committees of the Board. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5640, Ocumension will not be entitled to designate for nomination any person to serve as a member of our Board if, at any time, Ocumension owns a number of shares of our common stock representing less than 5%

of the shares of our common stock outstanding. Pursuant to the Voting Agreement, for so long as EWHP and EWHP-A beneficially own at least 10% of the outstanding shares of our common stock, EWHP and EWHP-A agreed to vote in favor of the Investor Designee at each election of the Board. The initial Investor Designee is Ye (Victor) Liu.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. In general, these agreements provide that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as a director or executive officer of our company or in connection with their service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or executive officer makes a claim for indemnification and establishes certain presumptions that are favorable to the director or executive officer.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

STOCK OWNERSHIP

Stock Ownership of Directors, Director Nominees, Officers and Principal Stockholders

At the close of business on April 21, 2023, there were 34,301,926 shares of our common stock issued and outstanding and entitled to vote. On April 21, 2023, the closing price of our common stock as reported on the Nasdaq Global Market was $9.00 per share. The following table sets forth certain information relating to the beneficial ownership of our common stock as of April 21, 2023 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our current directors and director nominees;
•
each of our Named Executive Officers (as defined below); and
•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Unless otherwise indicated, the address for each of the beneficial owners listed below is: c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472, United States.

Beneficial Owner	Aggregate Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Greater Than 5% Stockholder:
EW Healthcare(2)(3)	4,190,921	12.22%
Ocumension Therapeutics(4)	3,010,722	8.78%
Franklin Resources(5)	5,774,509	16.83%
Suvretta Capital Management(6)	3,436,897	9.99%
RA Capital Management(7)	3,434,506	9.99%
Adage Capital(8)	1,950,000	5.68%
Executive Officers and Directors:
Göran Ando	50,500	*
Nancy Lurker(9)	711,995	2.04%
John Landis	48,750	*
David Guyer	40,750	*
Wendy DiCicco	40,750	*
Ye Liu(4)	3,010,722	8.78%
Anthony P. Adamis	—	*
Karen Zaderej	—	*
Jay Duker	219,859	*
Michael Pine	38,575	*
All current directors and executive officers as a group (13 persons)(10)	4,645,782	13.05%

* Represents holdings of less than 1% of our outstanding common stock.

(1)
Reflects sole voting and investment power, except as indicated below. Includes shares of common stock that each of the following persons had the right to acquire on April 21, 2023 or within sixty (60) days thereafter through the exercise of stock options: Dr. Ando (42,350), Ms. Lurker (521,436), Dr. Landis (37,350), Dr. Guyer (33,350), Ms. DiCicco (33,350), Dr. Duker (190,638) and Mr. Pine (35,416).
(2)
Based, in part, on information provided on a Schedule 13D/A filed jointly on February 13, 2019 by EWHP, EWHP-A, Essex Woodlands Fund IX-GP, L.P., a Delaware limited partnership, or Essex IX Fund GP, Essex Woodlands IX, LLC, a Delaware limited liability company, or Essex IX General Partner, Martin P. Sutter, an individual, R. Scott Barry, an individual, Ronald W. Eastman, an individual, and Petri Vainio, an individual, each of which serve as a Manager and collectively as the Managers. Essex IX Fund GP is the general partner of each of EWHP and EWHP-A, and Essex IX General Partner is the general partner of Essex IX Fund GP. The Managers are each managers of Essex IX General Partner. EWHP and EWHP-A have the sole voting and investment power with respect to their respective shares of common stock. Each of the Managers may be deemed to have shared voting and dispositive power with respect to the shares of common stock registered hereunder. Each of Essex IX Fund GP, Essex IX General Partner and the Managers, including Mr. Eastman, disclaims beneficial ownership of the shares held by EWHP and EWHP-A, except to the extent of any pecuniary interests therein. The principal address of EWHP, EWHP-A, Essex IX Fund GP, Essex IX General Partner and each of the Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.
(3)
Consists of 4,028,831 shares of common stock held by EWHP and 162,090 shares of common stock held by EWHP-A.
(4)
Based, in part, on information provided on a Schedule 13D filed on January 21, 2021 by Ocumension Therapeutics. Ocumension named Mr. Liu as their Investor Designee per the Voting Agreement. Ocumension’s business address is 502-1 Want Want Plaza, No. 211 Shimen Yi Road, Jing’an District, Shanghai F4 200041.
(5)
As of December 31, 2022, based on information set forth in a Schedule 13F-HR filed with the SEC on February 10, 2023 by Franklin Resources Inc., with a business address of One Franklin Parkway, San Mateo, CA 94403.
(6)
As of December 31, 2022, based on information set forth in a Schedule 13F-HR filed with the SEC on February 14, 2023 by Suvretta Capital Management, LLC (Suvretta), with a business address of 540 Madison Avenue, 7th Floor, New York, NY 10022. The shares reflected as beneficially owned by Suvretta in the table above consist of (i) 3,347,897 shares of Common Stock and (ii) warrants to purchase 89,000 shares of Common Stock. The figure does not include additional warrants to purchase shares of common stock by Suvretta, as they are subject to a 9.99% ownership blocker.
(7)
As of December 31, 2022, based on information set forth in a Schedule 13F-HR filed with the SEC on February 14, 2023 by RA Capital Management, L.P. (RA Capital), with a business address of 200 Berkeley Street, 18th Floor, Boston, MA 02116. The shares reflected as beneficially owned by RA Capital in the table above consist of (i) 3,370,506 shares of Common Stock and (ii) warrants to purchase 64,000 shares of Common Stock. The figure does not include additional warrants to purchase shares of common stock by Suvretta, as they are subject to a 9.99% ownership blocker.
(8)
As of December 31, 2022, based on information set forth in a Schedule 13F-HR filed with the SEC on February 14, 2023 by Adage Capital Partners GP, LLC., with a business address of 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(9)
Includes 124,882 non-qualified vested stock options that were transferred to an irrevocable family trust of which Ms. Lurker’s spouse is trustee and of which Ms. Lurker’s immediate family members are the sole beneficiaries.
(10)
Also included in the shares beneficially owned by all current directors and executive officers as a group is the following: shares of common stock that each had the right to acquire on April 21, 2023 or within sixty (60) days thereafter through the exercise of stock options: Mr. Elston (134,218), Dr. Paggiarino (161,566) and Mr. Jones (134,218).

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column a) (c)
Equity Compensation plans approved by security holders	3,924,675	(1)	$13.51	2,373,460	(5)
Equity Compensation plans not approved by security holders(2)	667,050	(3)	15.21	—
Total	4,591,725		$13.79	2,373,460

(1)
Consists of outstanding stock options and restricted stock units to purchase 3,924,675 awards pursuant to our 2008 Equity Incentive Plan, as amended (2008 Plan), and our 2016 Plan, as amended (2016 Plan).
(2)
Our Board has not established any specific number of shares that could be issued without stockholder approval.
(3)
Consists of an aggregate of 667,050 shares of our common stock under stock options issued as inducement grants as of December 31, 2022. These stock options are generally subject to the same terms and conditions as those awarded pursuant to the plans approved by our stockholders.
(4)
Restricted stock units are not included in the weighted-average exercise price calculation because there is no exercise price associated with stock units.
(5)
Consists of 2,138,309 available for issuance under the 2016 Plan and 235,151 shares available for issuance under our 2019 Employee Stock Purchase Plan, as amended.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2022 are Nancy Lurker, our Chief Executive Officer, Dr. Jay Duker, our President and Chief Operating Officer and Michael Pine, our Chief Corporate Development and Strategy Officer, who we collectively refer to as our Named Executive Officers.

Summary Compensation Table

The following table and footnotes provide information regarding the compensation of our Named Executive Officers for the year ended December 31, 2022 and the year ended December 31, 2021:

Executive Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Nancy Lurker	2022	643,831	—	607,800	1,636,376		532,188	25,023	3,445,218
Chief Executive Officer	2021	603,233	—	690,638	1,822,885		490,702	15,910	3,623,368

Jay Duker	2022	515,000	—	212,730	1,002,207		308,750	24,751	2,063,438
President and Chief Operating Officer	2021	268,667	175,000	370,646	2,328,478	(6)	168,684	2,605	3,314,080	(6)

Michael Pine	2022	410,577	108,000	—	849,388		224,438	21,838	1,614,241
Chief Corporate Development and Strategy Officer

(1)
The amount in this column represents signing bonuses that were paid to Dr. Duker in 2021 in connection with his appointment as our Chief Operating Officer effective November 1, 2021 and to Michael Pine in connection with his appointment as our Chief Corporate Development and Strategy Officer.
(2)
These amounts represent the aggregate grant date fair value of restricted stock unit awards and performance stock unit awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 12 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 10, 2023. The grant date fair value was measured at the date of Compensation Committee approval of stock awards to our Named Executive Officers.
(3)
These amounts represent the aggregate grant date fair value of option awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards is estimated using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used to calculate the fair value of each option award, refer to Note 12 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 10, 2023. The grant date fair value was measured at the date of Compensation Committee approval of option awards to our Named Executive Officers.
(4)
These amounts represent the amount of the annual performance bonus earned by the Named Executive Officer for calendar years 2022 and 2021, as applicable.
(5)
These amounts consist of 401(k) employer matching contributions and payment of group term life and long term disability insurance premiums.

(6)
There was an administrative error in the 2022 Annual Meeting Proxy Statement that incorrectly reported that Dr. Duker received an option grant of 305,000 shares of our common stock in conjunction with his appointment as our Chief Operating Officer effective November 1, 2021, when it should have been reported as 239,700 shares of our common stock. As such, the Summary Compensation Table in the 2022 Annual Meeting Proxy Statement reflected that Dr. Duker had received options with an aggregate grant date fair value of $2,822,685 when it should have been reported as $2,328,478. In addition, the amount in the Total Compensation column was reported as $3,808,287 when it should have been reported as $3,314,080. The amounts in the Summary Compensation Table correct this administrative error.

Narrative Disclosure to Summary Compensation Table

2022 Fiscal Year Base Salaries

In 2022, the annual base salary was $655,000 for Ms. Lurker, $520,000 for Dr. Duker and $420,000 for Mr. Pine. For the fiscal year ending December 31, 2023, the Compensation Committee approved salary increases of 4% for each of our Named Executive Officers, with effect from April 1, 2023. The resulting annual base salaries are as follows: $695,000 for Ms. Lurker (inclusive of a $13,800 market adjustment) and $446,800 for Mr. Pine (inclusive of a $10,000 market adjustment). Dr. Duker's salary was set at $581,000, which is inclusive of his merit increase, upon his promotion to President and COO effective January 3, 2023.

2022 Fiscal Year Non-Equity Incentive Plan Compensation

Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate goals, as determined by our Board of Directors, and individual performance goals, as recommended by our Chief Executive Officer and approved by the Compensation Committee. The performance bonus for our Chief Executive Officer and for our President is weighted 100% for achievement of our corporate goals, whereas the performance bonus for our other Named Executive Officers is weighted 75% for corporate goal achievement and 25% for individual goal achievement. The annual target bonus as a percentage of base salary was established at 65% for Ms. Lurker, 55% for Dr. Duker and 45% for Mr. Pine.

The corporate goals were established for the year ended December 31, 2022. The corporate goals for 2022 consisted primarily of: (i) initiation and first patient enrollment in DAVIO and PAVIA EYP-1901 Phase 2 clinical trials; (ii) minimum cash target at year-end; and (iii) YUTIQ revenue targets. The Compensation Committee approved a corporate performance score of 125% as recommended by our Chief Executive Officer, for the year ended December 31, 2022. Dr. Duker and Mr. Pine were given individual performance scores of 100%. Actual bonus amounts earned with respect to the 125% corporate goal achievement and the individual performance scores for the year ended December 31, 2022 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

2022 and 2023 Fiscal Year Equity Award Grants

On February 9, 2022, the Compensation Committee approved the following option grants to our Named Executive Officers: 240,000 options to Ms. Lurker and 85,000 to Dr. Duker. The exercise price of these options is $10.13 per share, the closing price of the Company’s common stock on the date of Compensation Committee approval, and the options vested as to 25% of the shares subject to the option after one year and then will vest ratably over 36 months thereafter. In addition, the Compensation Committee approved the following RSUs to our Named Executive Officers: 60,000 to Ms. Lurker and 21,000 to Dr. Duker with pro rata annual vesting over three years.

On December 14, 2022, the Compensation Committee approved the following option grants to our Named Executive Officers: 450,800 options to Ms. Lurker, 124,755 options to Dr. Duker and 91,655 options to Mr. Pine. The grants were made on January 6, 2023 with an exercise price of $3.26 per share, the closing price of the Company’s common stock on the date of grant, and the options will vest as to 25% of the shares subject to the option after one year and then ratably over 36 months thereafter. In addition, the Compensation Committee approved the following RSUs to our Named Executive Officers: 225,400 to Ms. Lurker, 62,380 to Dr. Duker and 45,855 to Mr. Pine with pro rata annual vesting over three years. These RSU grants are subject to the approval of Annual Meeting Proposal No. 2, as discussed further below, to approve our 2023 Long-Term Incentive Plan.

401(k) Plan

We maintain a defined contribution 401(k) retirement plan (401(k) Plan) for all employees in the United States, including our Named Executive Officers. Employees are eligible to participate in the 401(k) Plan in the month following their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their pre-tax salary provided that such deferral is not in excess of the applicable statutory limits within any calendar year. The Company matches 100% of employee contributions up to a maximum of

6% of salary and bonus compensation, subject to annual Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.

Employee Benefits and Perquisites

Our Named Executive Officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid time off in accordance with our vacation policy. We also provide our Named Executive Officers (NEO's) and other employees with group term life insurance and short and long-term disability (LTD) insurance at our expense. In addition to the regular LTD insurance, we offer Supplemental LTD insurance to our NEO's. Under the terms of the LTD policies, premiums paid by the Company are included in the employee’s taxable income, provided that any benefits payable to an employee under the LTD policy are not subject to income tax.

Employment Agreements

Nancy Lurker, our Chief Executive Officer since September 15, 2016, (she previously served as our President and Chief Executive Officer) is employed under an employment agreement with us that provides for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Jay Duker, who was appointed as our Chief Operating Officer (COO) on November 1, 2021 (he previously served as our Chief Strategic Scientific Officer) and as our President and COO effective January 3, 2023, is employed under an employment agreement with us that provides for a base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Michael Pine, who became our Chief Corporate Development and Strategy Officer on January 10, 2022, is employed under an employment agreement with us that provides for a base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Outstanding Equity Awards at 2022 Year End

The following table and footnotes provide information concerning outstanding equity awards for our Named Executive Officers as of December 31, 2022:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not yet vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)(6)	(#)	($)
Nancy Lurker	85,000	—		36.3000	09/15/26
	24,000	—		17.7000	06/27/27
	54,000	—		20.4000	06/14/28
	89,126	3,874	(1)	26.5000	02/21/29
	52,988	21,812	(1)	12.9000	02/28/30
	97,945	115,755	(1)	13.1300	02/09/31
	—	240,000	(1)	10.1300	02/09/32
						95,067	(4)	332,735
Jay Duker	4,000	—		31.7000	09/26/26
	2,666	—		19.5000	06/21/28
	4,000	—		26.5000	02/21/29
	3,350	—		12.9000	02/28/30
	15,105	9,895	(2)	7.2000	07/13/30
	27,637	32,663	(2)	13.1300	02/09/31
	64,919	174,781	(2)(7)	11.4700	11/01/31
	—	85,000	(2)	10.1300	02/09/32
	—	65,300	(2)	9.4500	09/06/32
						30,934	(5)	108,269
Michael Pine	—	100,000	(3)	12.6200	01/10/32
						—		—

(1)
Ms. Lurker’s unexercisable options vest and become exercisable as follows: 3,874 ratably monthly through February 21, 2023, 21,812 ratably monthly through February 28, 2024, 115,755 ratably monthly through February 9, 2025 and 240,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through February 9, 2026.
(2)
Dr. Duker’s unexercisable options vest and become exercisable as follows: 9,895 ratably monthly through July 13, 2024, 32,663 ratably monthly through February 9, 2025, 174,781 ratably monthly through November 1, 2025, 85,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through February 9, 2026 and 65,300 as to 50% at the one year anniversary of the grant date and the remainder ratably monthly through September 6, 2025.
(3)
Mr. Pine’s unexercisable options vest and become exercisable as follows: 100,000 as to 25% at the one year anniversary of the grant date and the remainder ratably monthly through January 10, 2026.
(4)
Ms. Lurker’s restricted stock units vest as follows: 17,533 in one installment commencing February 9, 2023, 17,534 in one installment commencing on February 9, 2024 and 60,000 in three ratable annual installments commencing February 9, 2023.
(5)
Dr. Duker’s restricted stock units vest as follows: 9,934 in two ratable annual installments commencing February 9, 2023 and 21,000 in three ratable annual installments commencing February 9, 2023.
(6)
The market price of unvested and unearned stock awards is calculated based on the closing price of our common stock at December 31, 2022 of $3.50, as reported on the Nasdaq Global Market.
(7)
Due to an administrative error, the 2022 Annual Meeting Proxy Statement incorrectly reported that Dr. Duker received an option grant of 305,000 shares of our common stock in conjunction with his appointment as our Chief Operating Officer effective November 1, 2021, when it should have been reported as 239,700 shares of our common stock. The table has been updated to correct this administrative error.

Additional Narrative Disclosure

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our executive officers. These guidelines were established to further align the interests of our executive officers with those of our stockholders and to promote our commitment to sound corporate governance practices. During 2022, upon the guidance of Radford, the ownership guidelines for our executive officers were updated and are listed below:

Multiple of Base Salary
Chief Executive Officer	3x
Each Other Executive Officer covered by the Guidelines	1x

Owned shares as well as unvested restricted shares are counted towards meeting the guidelines.

All executive officers have five years from the date of their appointment as a Section 16 officer (or the date on which the Compensation Committee adopts new guidelines) to meet these guidelines, and their stock ownership is reviewed annually by the Compensation Committee. For Ms. Lurker the compliance deadline is August 1, 2026, for Dr. Duker, the compliance deadline is November 1, 2026 and for Mr. Pine the compliance deadline is January 10, 2027.

Clawback Policy

We have adopted a clawback policy that permits the Company to recover, from any current or former executive officer, including any named executive officer, whose fraud or intentional misconduct contributes to the circumstances requiring the Company to prepare an accounting restatement due to material non-compliance of the Company with any financial reporting requirement under U.S. federal securities laws, up to 100% of any incentive-based compensation received by such officer from the Company during the one-year period preceding the date on which the Company is required to prepare such accounting restatement. Our Board of Directors plans to amend the clawback policy once Nasdaq adopts listing standards requiring listed issuers to adopt and comply with clawback policies and to provide disclosure about their policies, consistent with a final SEC rule adopted in November 2022 to implement Section 954 of the Dodd-Frank Act.

Termination-Based Compensation

Nancy Lurker

Effective as of January 3, 2023, the role of President of the Company transitioned from Nancy Lurker to Dr. Duker. Ms. Lurker remains Chief Executive Officer of the Company. On January 3, 2023, the Company and Ms. Lurker entered into an amendment (the Lurker Employment Agreement Amendment) to her employment agreement, initially effective as of September 15, 2016 (the Lurker Employment Agreement).

If Ms. Lurker’s employment is terminated by the Company without Cause or by Ms. Lurker for Good Cause (as such terms are defined in the Lurker Employment Agreement), Ms. Lurker will be entitled to (a) her base salary for the period of 18 months from the date of termination; (b) 100% of her target bonus for the calendar year in which her employment terminates, pro-rated through the date of termination; (c) 150% of her target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Ms. Lurker’s behalf and that of her eligible dependents immediately preceding the date that Ms. Lurker’s employment terminates until the earlier of (A) the last day of the period of base salary continuation under clause (a) and (B) the date that Ms. Lurker and her eligible dependents become ineligible for COBRA coverage. In addition, any unvested options to purchase common stock of the Company held by Ms. Lurker as of immediately prior to her termination of employment that would have vested as of the eighteen (18) month anniversary of the date of her termination of employment had she remained in continuous employment with the Company or any subsidiary through such eighteen (18) month anniversary will vest upon Ms. Lurker’s termination of employment and shall remain exercisable until the earlier of three (3) months following the date of Ms. Lurker’s termination of employment and the last day of the option term.

In the event Ms. Lurker’s employment is terminated by the Company without Cause or by Ms. Lurker for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Lurker Employment Agreement), the Company will pay Ms. Lurker (i) her base salary for 24 months from the date of termination, payable in a lump sum; (ii) 100% of her target bonus for the calendar year in which her employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 200% of her target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Ms. Lurker’s behalf and that of her eligible dependents immediately preceding the date that Ms. Lurker’s employment terminates until the earlier of (A) the end of the twenty-four (24) month period immediately following the date of termination and (B) the date that Ms. Lurker and her eligible dependents become ineligible for COBRA coverage. In addition, all of Ms. Lurker’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of the first anniversary of the date of Ms. Lurker’s termination (or three (3) months following the date of her employment termination in the case of any incentive stock options) and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Ms. Lurker’s employment for any reason, Ms. Lurker will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of her termination of employment.

Ms. Lurker’s right to receive the severance payments and benefits described above under her employment agreement is conditioned upon her execution and non-revocation of a separation agreement containing a general release of claims. Ms. Lurker’s employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following her termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following her termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following her termination of employment.

Jay Duker

Effective January 3, 2023, the Board of Directors of the Company appointed Jay S. Duker, M.D., as the Company's President and Chief Operating Officer. In connection with Dr. Duker’s appointment, the Company and Dr. Duker entered into an amendment (the Duker Employment Agreement Amendment) to his Amended and Restated Employment Agreement, initially effective as of November 1, 2021 (the Duker Employment Agreement).

If Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause (as such terms are defined in the Duker Employment Agreement), Dr. Duker will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Dr. Duker as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Dr. Duker’s termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Dr. Duker’s termination of employment and the last day of the option term.

In the event Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Duker Employment Agreement), the Company will pay Dr. Duker (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (A) the last day of the period of base salary continuation under clause (i) and (B) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, all of Dr. Duker’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of the first anniversary of the date of Dr. Duker’s termination (or three (3) months following the date of his employment termination in the case of any incentive stock options) and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Dr. Duker’s employment for any reason, Dr. Duker will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Dr. Duker’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Dr. Duker’s employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following his termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

Michael Pine

On January 3, 2023, the Company entered into an amended and restated employment agreement with Michael Pine, the Company’s Senior Vice President and Chief Commercial Officer (as amended, the Amended & Restated Pine Employment Agreement).

If Mr. Pine’s employment is terminated by the Company without Cause or by Mr. Pine for Good Cause (as such terms are defined in the Amended & Restated Pine Employment Agreement), Mr. Pine will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Pine's behalf and that of his eligible dependents immediately preceding the date that Mr. Pine's employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Mr. Pine and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Mr. Pine as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Mr. Pine's termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Mr. Pine's termination of employment and the last day of the option term.

If Mr. Pine's employment is terminated by the Company without Cause or by Mr. Pine for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Amended & Restated Pine Employment Agreement), the Company will pay Mr. Pine (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Pine's behalf and that of his eligible dependents immediately preceding the date that Mr. Pine's employment terminates until the earlier of (A) the end of the eighteen (18) month period immediately following the date of termination and (B) the date that Mr. Pine and his eligible dependents become ineligible for COBRA coverage. In addition, all of Mr. Pine's then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of his employment termination and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Mr. Pine's employment for any reason, Mr. Pine will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Mr. Pine’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Mr. Pine's employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following his termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

DIRECTOR COMPENSATION

Compensation Summary

The following table and footnotes provide information regarding the compensation paid to our non-executive directors for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Göran Ando	114,250	79,653	32,922	—	226,825
Ron Eastman(3)	—	—	—	—	—
John Landis	63,750	73,015	30,390	—	167,155
David Guyer	80,000	73,015	30,390	—	183,405
Wendy DiCicco	73,750	73,015	30,390	—	177,155
Ye Liu(4)	—	—	—	—	—
Anthony P. Adamis	27,404	113,591	45,240	—	186,235
Karen Zaderej	27,500	123,547	49,320	—	200,367

(1)
The amounts in these columns reflect the grant date fair value as determined in accordance with FASB ASC Topic 718. The underlying valuation assumptions for equity awards are further disclosed in Note 12 of the audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)
The following table shows the aggregate number of outstanding shares underlying outstanding options and restricted stock units held by our non-executive directors as of December 31, 2022:

Name	Outstanding Option Awards	Outstanding Stock Awards
Göran Ando	42,350	3,250
Ron Eastman	—	—
John Landis	37,350	3,000
David Guyer	33,350	3,000
Wendy DiCicco	33,350	3,000
Ye Liu	—	—
Anthony P. Adamis	22,000	6,000
Karen Zaderej	22,000	6,000

(3)
Mr. Eastman did not stand for re-election at the 2022 Annual Meeting, but is included above to show amounts earned during 2022 while still serving.
(4)
Mr. Liu was appointed by Ocumension Therapeutics as their Investor Designee pursuant to the terms of the Share Purchase Agreement as filed with the SEC on Form 8-K, January 4, 2021.

Elements of Non-Executive Director Compensation

The rates of compensation to our non-executive directors in effect for the year ended December 31, 2022, and continuing until otherwise modified in the future, were as follows:

•
annual retainer of $80,000 for the Board Chair and $45,000 for each other Board member, respectively;
•
annual retainer of $20,000 for the Chair and $10,000 for each member of the Audit Committee;
•
annual retainer of $15,000 for the Chair and $7,500 for each member of the Compensation Committee;
•
annual retainer of $10,000 for the Chair and $5,000 for each member of the Governance and Nominating Committee;
•
annual retainer of $15,000 for the Chair and $7,500 for each member of the Science Committee;
•
in the event a director attends more than twelve committee meetings, meeting attendance fees of $1,000 for each Board and committee meeting attended thereafter;
•
initial grant of an option to purchase 40,600 options for a new Chair and 39,100 options for a new director, which vest in three equal annual installments commencing on the first anniversary of the date of grant;

•
annual grants of options for the Board Chair and other non-executive directors, other than Mr. Liu, subject to allowable allocations between stock options and restricted stock units utilizing relative values between each instrument determined in consultation with the Company’s compensation consultant. Annual grants vest on the first anniversary of the date of grant.

On (1) December 14, 2022 and (2) February 22, 2023, the Compensation Committee approved the following annual equity awards consisting of stock options as described above. Each of these equity awards are subject to the approval of Annual Meeting Proposal No. 2, as discussed further below, to approve our 2023 Long-Term Incentive Plan.

Name	Option Award (1)	Option Award (2)
Göran Ando	27,100	13,500
John Landis	26,100	13,000
David Guyer	26,100	13,000
Wendy DiCicco	26,100	13,000
Ye Liu	—	—
Anthony P. Adamis	26,100	13,000
Karen Zaderej	26,100	13,000

Ms. Lurker receives no additional compensation for serving as a director. Mr. Liu does not receive compensation for serving as a director, although he is entitled to seek reimbursement for reasonable expenses incurred in connection with service on the Board and is entitled to the same benefits, including benefits under any director and officer indemnification or insurance policy maintained by us, as any other non-employee director of the Board.

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

PAY VERSUS PERFORMANCE DISCLOSURE

Year	Summary Compensation Table Total for Nancy Lurker(1) ($)	Compensation Actually Paid to Nancy Lurker(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on TSR(4) ($)	Net Loss ($ Thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	3,445,218	330,205	1,838,840	116,687	53.19	(102,254)
2021	3,623,368	4,121,046	2,075,237	2,242,435	186.02	(58,417)

(1)
Nancy Lurker was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022	2021
Jay Duker	Jay Duker
Michael Pine	George Elston
—	Scott Jones

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusion and inclusion of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Nancy Lurker ($)	Exclusion of Stock Awards and Option Awards for Nancy Lurker ($)	Inclusion of Equity Values for Nancy Lurker (5) ($)	Compensation Actually Paid to Nancy Lurker ($)
2022	3,445,218	(2,244,176)	(870,837)	330,205
2021	3,623,368	(2,513,523)	3,011,201	4,121,046

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs (5) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,838,840	(1,032,163)	(689,990)	116,687
2021	2,075,237	(1,398,271)	1,565,469	2,242,435

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.
(5)
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Nancy Lurker ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Nancy Lurker ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Nancy Lurker ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Nancy Lurker ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Nancy Lurker ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Nancy Lurker ($)	Total - Inclusion of Equity Values for Nancy Lurker ($)
2022	688,870	(1,189,689)	—	(370,018)	—	—	(870,837)
2021	2,298,742	420,347	—	292,112	—	—	3,011,201

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	283,177	(691,721)	—	(281,446)	—	—	(689,990)
2021	1,395,818	126,432	—	43,219	—	—	1,565,469

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (TSR)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
Net Loss ($ Thousands)
5
4
3
2
1
0
0
-20,000
-40,000
-60,000
-80,000
-100,000
-120,000
-140,000
-160,000
-180,000
-200,000
4.1
2.2
0.3
0.1
-58,417
-102,254
2021
2022
Fiscal Year
Nancy Lurker Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
EyePoint Pharmaceuticals, Inc. Net Loss

PROPOSAL 1

ELECTION OF EIGHT DIRECTORS

The Board currently consists of eight directors, Göran Ando, Nancy Lurker, John Landis, David Guyer, Wendy DiCicco, Ye Liu, Anthony Adamis and Karen Zaderej. At the recommendation of the Governance and Nominating Committee, the Board has re-nominated each of our current directors for election at the Annual Meeting, effective as of the conclusion of the Annual Meeting. Each nominee, if elected, will hold office until our 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns or is removed. Except as disclosed below, the proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. We do not anticipate that any nominee will become unavailable to serve.

Biographical information and the attributes, skills and experience of each nominee that led our Governance and Nominating Committee and Board to determine that such nominee should serve as a director are discussed in the “Directors and Executive Officers” section of this proxy statement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL ON PROPOSAL NO. 1 TO ELECT GÖRAN ANDO, NANCY LURKER, JOHN LANDIS, DAVID GUYER, WENDY DICICCO, YE LIU, ANTHONY ADAMIS AND KAREN ZADEREJ TO THE BOARD.

PROPOSAL 2

APPROVAL OF 2023 LONG-TERM INCENTIVE PLAN

On April 19, 2023 (Date of Adoption), our Board unanimously approved, subject to stockholder approval, the 2023 Long-Term Incentive Plan (2023 Plan). We are asking our stockholders to approve the 2023 Plan approved by our Board. If approved by stockholders, the 2023 Plan would replace the 2016 Long-Term Incentive Plan (2016 Plan). The number of shares of our common stock that may be issued under the 2023 Plan will be 3,500,000, plus up to 159,000 remaining shares that remain available for grant under the 2016 Plan, as of the Date of Adoption (less any shares underlying equity awards granted between the Date of Adoption and stockholder approval of the plan), plus any shares that would otherwise have become available for grant under the 2008 Plan or the 2016 Plan after the Date of Adoption as a result of the termination or forfeiture of awards under such plans. If the 2023 Plan is approved, no further awards will be made under the 2016 Plan or the 2008 Plan.

Background

We believe our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating persons who are expected to make important contributions to our company by providing such persons with equity ownership opportunities and performance-based incentives. The life sciences industry in the Cambridge and Boston, Massachusetts market remains highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is the primary means by which we attract and recruit new employees, as well as retain our most experienced and skilled workforce.

Equity compensation is also fundamental to our compensation philosophy and core objectives of paying for performance and aligning the interests of employees with those of stockholders. A significant portion of our employees' compensation is provided in the form of equity. We believe that equity awards, and the potential they hold for appreciation through an increase in our stock price, support our pay-for-performance philosophy, provide further incentive to our employees to focus on creating long-term stockholder value and create an ownership culture that links employees' interests with those of our stockholders and our long-term results, performance, and financial condition.

In this labor market, we are often competing for highly-skilled talent with many companies that have evergreen provisions in their equity incentive plans which provide for annual additions of new shares eligible for grant to current and prospective future employees. We do not have an evergreen provision in our equity plan that provides for annual refreshes of new shares to grant and, as such, we are required to request stockholders to approve a total share pool that will sustain the Company’s equity incentive program for the next several years, and this request is intended to do so. We expect this share request, if approved, should sustain the Company’s equity program for the next 1-2 years.

Additionally, we have carefully modeled our projected future share usage and needs for current employees and expected new hires to determine the appropriate share request amount. We have then studied the effect this share request and its approval would have on the total overhang of our equity program. We have thoughtfully compared these results to publicly disclosed share usage data from a set of biopharmaceutical companies that are comparable to us in terms of revenue, market value, stage of development, and headcount (peer companies or peer group). Our total overhang (shares outstanding + shares available), post this new plan approval would be reasonably positioned between the median and 75th percentile of our peer companies.

We believe the above positioning demonstrates the reasonableness of this share request and that it should be supported to allow the Company to compete successfully and create value for stockholders.

As of the Date of Adoption, there were no shares available for the grant of future equity awards under the 2008 Plan and approximately 159,000 shares available for the grant of future equity awards under the 2016 Plan. Upon the recommendation of the Compensation Committee, the Board of Directors has approved, subject to stockholder approval, under the 2023 Plan there will be an authorized 3,500,000 shares available for issuance, plus up to 159,000 remaining shares that remain available for grant under the
2016 Plan as of the Date of Adoption (less any shares underlying equity awards granted between the Date of Adoption and stockholder approval of the plan), plus any shares that would otherwise have become available for grant under the 2008 Plan or the
2016 Plan after the Date of Adoption as a result of the termination or forfeiture of awards under such plans. The Board believes that equity awards provide an important incentive for our employees, including our executive officers, other key employees and our directors, to remain with the Company, to motivate them to help achieve our corporate objectives and to align their interests with those of our stockholders. The Board voted to approve the 2023 Plan to ensure we continue to provide appropriate equity incentives.

On April 21, 2023, the closing price of our common stock on the Nasdaq Global Market was $9.00 per share.

Key Features of the 2023 Plan

The 2023 Plan reflects a broad range of compensation and governance best practices, including the following:

•
No repricing of awards without stockholder approval. Under the 2023 Plan, awards may not be repriced, replaced or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.
•
No evergreen feature/stockholder approval required for share reserve increases. The 2023 Plan does not provide for an annual increase in the share reserve, and the 2016 Plan may not be amended to increase the share reserve without stockholder approval.
•
Conservative Share Reuse Provision. Shares subject to an award under the 2023 Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award.
•
Payment of dividends only if underlying awards vest. Under the 2023 Plan, dividends and dividend equivalents in respect of shares underlying an award may not vest or be paid unless and until the award vests.
•
Limit on annual compensation for non-employee directors. Under the 2023 Plan, the aggregate value of all compensation granted or paid to any non-employee director with any respect to any calendar year, including all awards granted under the 2023 Plan and any other fees or compensation paid to such director outside of the 2023 Plan for services as director, may not exceed $750,000 in the director's initial year and $500,000 in subsequent years.

Summary of the Material Terms of the 2023 Plan

The following summary describes the material terms of the 2023 Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the 2023 Plan. The following description of certain features of the 2023 Plan is qualified in its entirety by reference to the full text of to the 2023 Plan attached to this Proxy Statement as “Annex A.”

Plan Administration. The 2023 Plan will be administered by the Compensation Committee, which has the authority to, among other things, interpret the 2023 Plan, determine eligibility for, grant and determine, modify or waive the terms and conditions of awards under the 2023 Plan, and to do all things necessary or appropriate to carry out the purposes of the 2023 Plan. As administrator of the 2023 Plan, the Compensation Committee may amend the 2023 Plan at any time, with any such amendment to be conditioned upon stockholder approval only to the extent, if any, approval is required by law or applicable stock exchange requirements, as determined by the Compensation Committee. The Compensation Committee’s determinations under the 2023 Plan are conclusive and binding. The Compensation Committee may delegate certain of its duties, powers and responsibilities as it deems appropriate to one or more of its members (or one or more other members of the Board, including the full Board), our officers or our employees.

Term. No awards will be made after June 20, 2033, but previously granted awards may continue beyond that date in accordance with their terms. No awards which are intended to be incentive stock options (ISO) may be granted after the 10th anniversary of the date of the Plan's adoption by the Board.

Authorized Shares. Prior to the adoption of the 2023 Plan, the maximum number of shares of our common stock that may be delivered in satisfaction of awards consisted of an aggregate of approximately 159,000 shares and any shares that would otherwise have become available for grant after the Board’s adoption of the 2023 Plan as a result of the termination or forfeiture of awards under the 2008
Plan or the 2016 Plan. As of the Date of Adoption, there were 159,000 shares available for the grant of future equity awards under the 2016 Plan. Under the 2023 Plan there will be 3,500,000 shares available, plus, up to 159,000 shares that remained available for grant under the 2016 Plan as of the Date of Adoption (less any shares underlying equity awards granted between the Date of Adoption and stockholder approval of the plan), plus any shares that would otherwise have become available for grant under the 2008 Plan and 2016 Plan after the Date of Adoption as a result of the termination or forfeiture of awards under the 2008 Plan and 2016 Plan, subject to adjustment to prevent the dilution or enlargement of rights from stock dividends, stock splits, recapitalization or similar transactions.

The number of shares of common stock delivered in satisfaction of awards under the 2023 Plan will be determined by (i) including shares withheld by us in payment of the exercise price or purchase price of the award or in satisfaction of tax withholding requirements with respect to the award, (ii) including the full number of shares covered by stock appreciation rights (SARs) any portion of which is settled in common stock (and not only the number of shares delivered in settlement) and (iii) by excluding any shares underlying awards that expire, become un-exercisable, terminate or are forfeited to or repurchased by us without the issuance of common stock. The number of shares available for delivery under the 2023 Plan will not be increased by the amount of any shares delivered under the plan that are subsequently repurchased using proceeds directly attributable to stock option exercises. Shares delivered under the 2023 Plan may be authorized but unissued shares or previously issued shares of our common stock acquired by us. Shares issued under awards in substitution for equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition will not reduce the number of shares available for awards under the 2023 Plan.

Annual Non-Employee Director Limits. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including all awards granted under the 2023 Plan and any other fees or compensation paid to such director outside of the 2023 Plan for services as a director, will not exceed $750,000 in the director's initial year and $500,000 in subsequent years. This limit does not apply to any award or shares of stock granted pursuant to a director’s election to receive an award or shares in lieu of cash retainers or other fees. The Board may make an exception to such limit for any director in extraordinary circumstances, as the Board may determine in its discretion, provided that any director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.

Eligibility. The Compensation Committee selects participants from among the key employees and directors of and consultants and advisors to us and our affiliates. Eligibility for incentive stock options (ISOs) is limited to our employees and employees of certain of our affiliates and eligibility for stock options other than ISOs is limited to individuals providing direct services to us or a subsidiary on the date of grant or who we reasonably anticipate will begin providing direct services to us or a subsidiary of ours within twelve months following the date of grant. As of April 21, 2023, 142 employees and seven non-executive directors would be eligible to participate in the 2023 Plan. On April 21, 2023, the closing price of a share of our common stock was $9.00.

Types of Awards. The 2023 Plan provides for grants of stock options, SARs, restricted and unrestricted stock and stock units, performance awards, other awards convertible into or otherwise based on shares of our stock and cash awards. Dividend equivalents may also be provided in connection with awards under the 2023 Plan, provided that dividends and dividend equivalents payable or credited with respect to an award may not vest or be paid unless and until the award becomes vested. Awards may be settled in shares of our common stock, cash, property, other awards or a combination thereof.

Stock Options and SARs. The 2023 Plan provides for the grant of ISOs, non-qualified stock options (NSOs), and SARs. The exercise price of an option, and the base price against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an ISO granted to a 10-percent stockholder, 110% of the fair market value) of a share of our common stock on the date of grant. The Compensation Committee determines when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs may have a maximum term of no more than ten years from the date of grant (or five years from the date of grant in the case of an ISO granted to a 10-percent stockholder).

Restricted and Unrestricted Stock. A restricted stock award is an award of our common stock subject to restrictions requiring that it be redelivered or offered for sale to us if specified conditions are not met, while an unrestricted stock award is not subject to restrictions.

Stock Units. A stock unit award is an unfunded and unsecured promise, denominated in shares of our common stock, and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of common stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

Performance Awards. A performance share award is an award the vesting, settlement or exercisability of which is subject to specified performance criteria.

Cash Awards. A cash award is an award denominated in cash.

Vesting. The Compensation Committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award.

Termination of Employment or Service. The Compensation Committee determines the effect of termination of employment or service on an award. Unless otherwise provided by the Compensation Committee, upon a termination of employment or service, all unvested stock options and other unvested awards will be forfeited and all vested stock options and SARs will remain exercisable for the lesser of the remaining term of the award and, in the case of a termination due to death, one year following the participant’s death, or, in the case of a termination for any other reason, three months following termination. Notwithstanding the foregoing, upon a termination of employment or service for “Cause” (as defined in the 2023 Plan) or in circumstances that would have constituted grounds for “Cause,” all stock options and SARs, whether or not exercisable, will terminate upon cessation of employment.

Transferability. Awards under the 2023 Plan generally may not be transferred except by will or by the laws of descent and distribution. The Compensation Committee may permit the gratuitous transfer of awards other than ISOs.

Corporate Transactions. In the event of a consolidation, merger or similar transaction or series of related transactions, a sale or transfer of all or substantially all of our assets or a dissolution or our liquidation (a Covered Transaction), the Compensation Committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares of common stock under awards or for a cash out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as the Compensation Committee may otherwise determine, awards not assumed will terminate upon the consummation of such Covered Transaction.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure that constitutes an equity restructuring within the meaning of Financial Accounting Standards Board (FASB) ASC Topic 718), the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be issued under and the individual limits included in the 2023 Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities underlying equity awards, the exercise or purchase prices (or base values) of awards and any other terms of awards affected by such change. The Compensation Committee may also make the types of adjustments described above to take into account distributions to stockholders and events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the 2023 Plan.

Recoupment. The Compensation Committee may provide that outstanding awards, whether or not vested or exercisable, and the proceeds from the exercise or disposition of awards or stock acquired under awards will be subject to forfeiture and disgorgement to us, with interest and other related earnings, if the participant to whom the award was granted violates a non-competition, non-solicitation, confidentiality or other restrictive covenant or any of our policies that provides for forfeiture or disgorgement with respect to incentive compensation that includes awards under the 2023 Plan. In addition, the Administrator may require forfeiture and disgorgement to us of outstanding awards and the proceeds from the exercise or disposition of awards or stock acquired under awards, with interest and other related earnings, to the extent required by law, including, without limitation, Section 10D of the Exchange Act, or applicable stock exchange listing standards and any of our related corporate policies.

Amendment and Termination. The Compensation Committee can amend the 2023 Plan or outstanding awards issued under the 2023 Plan, or terminate the 2023 Plan as to future grants of awards, at any time except that the Compensation Committee will not be able to alter the terms of an award without a participant’s consent if it would materially and adversely affect the participant’s rights under the award (unless expressly reserved by the Compensation Committee at the time of grant). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code and applicable stock exchange requirements.

No Repricing. Except in connection with a corporate transaction involving the Company, the Company may not, without obtaining stockholder approval, (x) amend the terms of outstanding stock options or SARs to reduce the exercise price or base value of such stock options or SARs, (y) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base value that is less than the exercise price or base value of the original stock options or SARs, or (z) cancel outstanding stock options or SARs that have an exercise price or base value greater than the fair market value of a share of the Company’s common stock on the date of such cancellation in exchange for cash or other consideration.

New Plan Benefits

At its December 14, 2022 and February 22, 2023 meetings, the Compensation Committee approved restricted stock unit awards to our Named Executive Officers and senior management and annual stock option awards to our non-executive directors, that, as a result, are subject to stockholder approval of this proposed 2023 Plan. These awards are summarized in the table below. No other awards have been granted under the 2023 Plan that are subject to stockholder approval of this proposed 2023 Plan.

2023 Long-Term Incentive Plan
	Stock Options			Restricted Stock Units
Name and Position	Dollar Value ($)	Number of Options (#)		Dollar Value ($)	Number of Units (#)
Nancy Lurker, Chief Executive Officer	—	—		734,804	225,400
Jay Duker, President and Chief Operations Officer	—	—		203,359	62,380
Michael Pine, Chief Corporate Development and Strategy Officer	—	—		149,487	45,855
Total Executive Officers	—	—		1,087,650	333,635
Non-Executive Director Group	—	236,100	(1)	—	—
Non-Executive Officer Employee Group	—	—		1,046,411	320,985
All Other Employees	—	—		1,115,083	342,050

The stock options in the table above (1) have an exercise price of $3.26 per share as to 157,600 options, the closing price on January 6, 2023 and $3.50 per share as to 78,500 options, the closing price on February 23, 2023, and both grants would vest on the first anniversary of the date of grant. Each stock option will expire no later than 10 years from the grant date. The restricted stock unit awards to our executive officers, the non-executive officer employee group and the all other employees group would vest ratably on an annual basis over three years from the January grant date. The amounts in the “Dollar Value” column in the table above represent the aggregate grant date fair value of the restricted stock unit awards computed based on the closing share price of $3.26 on January 6, 2023. The dollar value in accordance with FASB ASC Topic 718 will be determined based on the closing share price on June 20, 2023 following an approval of the 2023 Plan. We expect further additions to headcount during 2023. It is not possible to predict the individuals who will receive future awards under the 2023 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of our Compensation Committee and our Board.

U.S. Federal Income Tax Consequences under the 2023 Plan

The following is a summary of some of the material U.S. federal income tax consequences associated with the grant and exercise of awards under the 2023 Plan under current U.S. federal tax laws and certain other tax considerations associated with awards under the 2023 Plan as of the date hereof. The summary does not address tax rates or non-U.S. or U.S. state or local tax consequences, nor does it address employment tax or other U.S. federal tax consequences, except as noted.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a tax deduction to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, generally any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes taxable income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding tax deduction is generally available to us. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income to a participant, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock or other property received. A corresponding tax deduction is generally available to us at that time.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have taxable income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding tax deduction is generally available to us in the same year that the participant recognizes ordinary income. However, a participant may make an election under Section 83(b) of the Code (83(b) election) to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding tax deduction will generally be available to us in the same year that the participant recognizes ordinary income. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2023 Plan, the holding period in the shares begins just after the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Unrestricted Stock. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at the time of such purchase or award, as applicable, over the purchase price, if any, and a corresponding tax deduction is generally available to us in the same year that the participant recognizes ordinary income.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Participants are generally taxed upon settlement (and a corresponding tax deduction is generally available to us) of a restricted stock unit, unless he or she has made a proper election to defer the receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Certain Change of Control Payments. Under Sections 280G 4999 of the Code, the vesting or accelerated exercisability of stock options or the vesting and payments of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to us.

Section 162(m). Our ability to take any tax deduction with respect to awards under the 2023 Plan is subject to deductibility limitations under Section 162 (m) of the Code.

Registration with the SEC

If the 2023 Plan is approved by our stockholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of the shares of common stock available under the 2023 Plan with the SEC pursuant to the Securities Act of 1933, as amended.

Proposed Approval of EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan

Our Board has approved, and recommends for adoption by our stockholders, the 2023 Plan, which will adjust the number of shares of common stock reserved for issuance to approximately 3,659,000 shares. This number of shares includes up to 159,000 shares that remained available for grant under the 2016 Plan as of the Date of Adoption (less any shares underlying equity awards granted between the Date of Adoption and stockholder approval of the plan), plus any shares that would otherwise become available for grant under the 2008 Plan and the 2016 Plan after the Date of Adoption as a result of the termination or forfeiture of awards under the 2008 Plan and 2016 Plan.

The effectiveness of the proposed 2023 Plan is contingent upon stockholder approval.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2, TO APPROVE THE 2023 PLAN.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and advisory, the Board and the Compensation Committee value the opinion of our stockholders, and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our current policy is to provide stockholders with an opportunity to approve the compensation of our Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2024 annual meeting of stockholders.

Our Board and the Compensation Committee value the perspectives and concerns of our stockholders regarding executive compensation. We are therefore pleased to entertain stockholder views and receive comments about our executive compensation practices.

Our executives regularly hold meetings with stockholders, and participate in professional investor conferences, to hear stockholder views on our financial performance, strategic business plans, corporate governance, executive compensation and related subjects. While we have not received particular stockholder feedback that warranted significant actions be undertaken to change our executive compensation program and practices, we will continue to regularly engage with stockholders and entertain their views, and also consult with professional advisors, regarding our Named Executive Officer compensation practices in the future.

The compensation of our Named Executive Officers is described starting on page 16 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR PROPOSAL NO. 3 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte to serve as our independent registered public accounting firm and to audit our financial statements and our internal control over financial reporting for fiscal 2023. Although ratification is not required, we are seeking stockholder approval of the selection as a matter of good corporate practice. If stockholders do not ratify the appointment, then the Audit Committee will consider whether it is appropriate to select a different independent registered public accounting firm or to continue Deloitte’s appointment as our independent registered public accounting firm. Even if stockholders do ratify the appointment, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Deloitte was our independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2021. Deloitte is expected to have a representative present at the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4 TO RATIFY OUR SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023.

Accounting Fees and Services

The following table sets forth the total fees paid to Deloitte and its affiliates with respect to the years ended December 31, 2022 and December 31, 2021 (in thousands):

	Year Ended December 31,	Year Ended December 31,
	2022	2021
Audit fees(1)	$780	$819
Tax fees(2)	315	113
All other fees(3)	2	2
	$1,097	$934

(1)
Audit fees relate to professional services rendered in connection with the audit for the years ended December 31, 2022 and December 31, 2021, reviews of the condensed consolidated financial statements performed in connection with each of our Quarterly Reports on Form 10-Q. The years ended December 31, 2022 and 2021 includes fees for comfort letters for both equity raises and our ATM program, as well as fees related to the consents for the incorporation by reference of audit reports on Form S-3 and Form S-8 registration statements.
(2)
Tax fees paid to Deloitte for the years ended December 31, 2022 and 2021 were related to the preparation of various corporate tax returns as well as tax advice, including consultation on our cGMP manufacturing facility to be built in Northbridge, Massachusetts.
(3)
All other fees relate to a subscription to Deloitte’s on-line accounting research database.

Our policies require the Audit Committee to pre-approve all audit and permitted non-audit services provided by the independent registered public accounting firm, including engagement fees and terms. The Audit Committee may delegate pre-approval authority to one or more of its members, who will report any pre-approval decisions to the full committee at its next scheduled meeting but may not delegate pre-approval authority to members of management. The Audit Committee may approve only those non-audit services classified as “all other services” that it believes to be routine and recurring services, to be consistent with SEC rules and to not impair the auditor’s independence with respect to us. The Audit Committee reviewed and pre-approved all audit services and permitted non-audit services performed during the years ended December 31, 2022 and 2021.

INFORMATION ABOUT STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder proposals for inclusion in our proxy statement: To be eligible for inclusion in our proxy statement and form of proxy relating to our 2024 Annual Meeting of Stockholders (2024 Annual Meeting), stockholder proposals must be submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and received at our principal executive offices no later than January 6, 2024, which is 120 calendar days before May 5, 2024—the anniversary of the date this proxy statement was released to stockholders in connection with the Annual Meeting. If the date of the 2024 Annual Meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on June 20, 2023, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other stockholder proposals: A nomination of one or more persons for election as a director or any other stockholder proposal not included in our proxy statement for the 2024 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Company Secretary at our principal executive offices and otherwise complies with the provisions of our By-Laws. To be timely, our By-Laws provide that we must receive the stockholder’s notice: (i) not less than 60 days in advance of the meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the 2023 Annual Meeting, (ii) not less than 90 days in advance of the meeting if the meeting is to be held on or after the anniversary of the 2023 Annual Meeting, and (iii) in any other cases, not more than 15 days following the date on which notice or public disclosure (as defined in our By-Laws) of the date of the 2024 Annual Meeting is made.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2024.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and with the SEC regulations regarding stockholder proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name may receive only one Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice of Internet Availability of Proxy Materials for your household, please contact our Company Secretary by mail, c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472, or by phone at (617) 926-5000. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability of Proxy Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of this document in the future, please contact our Company Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 has been posted on the Internet along with this proxy statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K with the SEC on March 10, 2023. We will mail without charge, upon request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, excluding the exhibits thereto. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of the Annual Report on Form 10-K or such exhibits should be mailed to our Company Secretary by mail, c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite C400, Watertown, MA 02472.

OTHER BUSINESS

As of the date of this Proxy Statement, we do not know of any other matter that properly may come before the Annual Meeting, and do not intend to present any other matter. However, if any other matters properly come before the meeting or any adjournment, the persons named as proxies will be able to vote on those matters in accordance with their own judgment.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

ANNEX A

EYEPOINT PHARMACEUTICALS, INC.

2023 Long Term INCENTIVE PLAN

1.
DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and includes certain operational rules related to those terms.

2.
PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock, Stock-based and other incentive Awards.

3.
ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards (whether in cash, shares of Stock, or other property); prescribe forms, rules and procedures relating to the Plan and Awards; and otherwise do all things necessary or desirable to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all persons.

4.
LIMITS ON AWARDS UNDER THE PLAN
(a)
Number of Shares. Subject to adjustment as provided in Section 7(b), the maximum number of shares of Stock that may be issued in satisfaction of Equity Awards under the Plan is 3,500,000, plus up to 159,000 shares of Stock that remain available for grant under the 2016 Plan as of the Date of Adoption (less any shares of Stock underlying Equity Awards granted between the Date of Adoption and stockholder approval of the Plan), plus any shares of Stock that would otherwise have become available for grant under the Prior Plans after the Date of Adoption as a result of the termination or forfeiture of awards under the Prior Plans. Up to 3,500,000 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by excluding any shares of Stock underlying Awards that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Stock. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under Substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan.

(b)
Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.
(c)
Limitations on Awards to Directors. The aggregate value of all compensation granted or paid to any Director with respect to any calendar year, including all Awards granted under the Plan and any other fees or compensation paid to such Director outside of the Plan for his or her services as a Director during such calendar year, will not exceed $500,000 in the aggregate (except that for the first calendar year in which such Director becomes a Director such value will not exceed $750,000 in the aggregate), in each case calculating the value of any Awards in accordance with FASB ASC Topic 718 (or any successor provision), assuming maximum performance (if applicable). The Board may make an exception to such limit for any Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation. The limitations applicable to Director Awards will not apply to any Award or shares of Stock granted pursuant to a Director’s election to receive an Award or shares of Stock in lieu of cash retainers or other fees (to the extent such Award or shares of Stock have a fair value equal to the value of such cash retainers or other fees).
5.
ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among key Employees and Directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for SARs and Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E) or to other individuals who the Company reasonably anticipates will begin providing direct services to the Company or a subsidiary of the Company within twelve (12) months following an Award’s date of grant.

6.
RULES APPLICABLE TO AWARDS
(a)
All Awards.
(1)
Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
(2)
Term of Plan. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be June 20, 2033; provided that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards; and provided further that ISOs may not be granted under the Plan after the tenth (10th) anniversary of the date of the Plan’s adoption by the Board.
(3)
Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to applicable securities and other laws and such limitations as the Administrator may impose.
(4)
Vesting, etc. The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:
(A)
Except as provided in (B) and (C) below, immediately upon the cessation of the Participant’s Employment each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.
(B)
Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three (3) months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(C)
Subject to (D) below, all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(D)
All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.
(5)
Recovery of Compensation. The Administrator may provide in any case that outstanding Awards (whether or not vested or exercisable) and the proceeds from the exercise or disposition of Awards or Stock acquired under Awards will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the Participant to whom the Award was granted violates (i) a non-competition, non-solicitation, confidentiality or other restrictive covenant by which he or she is bound, or (ii) any Company policy applicable to the Participant that provides for forfeiture or disgorgement with respect to incentive compensation that includes Awards under the Plan. In addition, the Administrator may require forfeiture and disgorgement to the Company of outstanding Awards and the proceeds from the exercise or disposition of Awards or Stock acquired under Awards, with interest and other related earnings, to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Securities Exchange Act of 1934, as amended, and any related Company policy. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees to cooperate fully with the Administrator, and to cause any and all permitted transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement required hereunder. Neither the Administrator nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 6(a)(5).
(6)
Taxes. The delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes with respect to any Award as it deems necessary. The Administrator may hold back shares of Stock from an Equity Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the maximum statutory rates for the applicable jurisdictions or such greater amount as would not result in adverse accounting consequences to the Company under FASB ASC Topic 718 (or any successor provision)).
(7)
Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose. Notwithstanding anything to the contrary in the Plan, any dividends or dividend equivalents payable or credited with respect to an Award shall not vest or be paid unless and until the Award to which the dividends or dividend equivalents correspond becomes vested.
(8)
Rights Limited. Nothing in the Plan will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.
(9)
Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).
(10)
Section 409A.
(A)
Without limiting Section 11(b) hereof, each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(B)
If a Participant is deemed on the date of the Participant’s termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the expiration of the six-month period measured from the date of such “separation from service” and (b) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6(a)(10) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award agreement.
(C)
For purposes of Section 409A, each payment made under this Plan shall be treated as a separate payment.
(b)
Stock Options and SARs.
(1)
Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a physical or electronic notice of exercise in a form acceptable to the Administrator that is signed by the appropriate person and accompanied by any payment required under the Award. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.
(2)
Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (in the case of an ISO granted to a 10-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.
(3)
Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price must be by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock, or the withholding of unrestricted shares of Stock otherwise deliverable upon exercise, in either case that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.
(4)
Maximum Term. The maximum term of Stock Options and SARs may not exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a 10-percent shareholder described in Section 6(b)(2) above).
(5)
No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 below, the Company may not, without obtaining shareholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.
7.
EFFECT OF CERTAIN TRANSACTIONS
(a)
Mergers, etc. Except as otherwise expressly provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:
(1)
Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for (A) the assumption or continuation of some or all outstanding Awards or any portion thereof or (B) the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.
(2)
Cash-Out of Awards. Subject to Section 7(a)(5), below the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Equity Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one (1) share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of a SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, however, for the avoidance of doubt, that if the exercise or purchase price (or base value) of an Equity Award is equal to or greater than the Fair Market Value of one (1) share of Stock, the Award may be cancelled with no payment due hereunder or otherwise in respect of such Equity Award.
(3)
Acceleration of Certain Awards. Subject to Section 7(a)(5) below, the Administrator may provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated, in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a shareholder in the Covered Transaction.
(4)
Termination of Awards upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) immediately upon consummation of the Covered Transaction, other than (A) any Award assumed pursuant to Section 7(a)(1)above, and (B) any Cash Award that by its terms, or as a result of action taken by the Administrator, continues following the Covered Transaction.
(5)
Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or an acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
(b)
Changes in and Distributions with Respect to Stock.
(1)
Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718 (or any successor provision), the Administrator shall make appropriate adjustments to the maximum number of shares of Stock specified in Section 4(a) that may be issued under the Plan, and shall make appropriate adjustments to the number and kind of shares of stock or securities underlying Equity Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
(2)
Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to shareholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, and the requirements of Section 409A, to the extent applicable.
(3)
Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.
8.
LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.
AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon shareholder approval only to the extent, if any, such approval is required by law (including the Code) or applicable stock exchange requirements, as determined by the Administrator.

10.
OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.
MISCELLANEOUS
(a)
Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
(b)
Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.
12.
ESTABLISHMENT OF SUB-PLANS

The Administrator may at any time and from time to time establish one or more sub-plans under the Plan (for local-law compliance purposes or other administrative reasons determined by the Administrator) by adopting supplements to the Plan containing, in each case, such limitations on the Administrator’s discretion under the Plan, and such additional terms and conditions, as the Administrator deems necessary or desirable. Each supplement so established will be deemed to be part of the Plan but will apply only to Participants within the group to which the supplement applies (as determined by the Administrator).

13.
GOVERNING LAW
(a)
Certain Requirements of Corporate Law. Equity Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b)
Other Matters. Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
(c)
Jurisdiction. By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board, including the full Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Cash Award”: An Award denominated in cash.

“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply for Plan purposes for so long as such agreement is in effect with respect to such Participant. In every other case, “Cause” will mean, as determined by the Administrator, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company.

“Code”: The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: EyePoint Pharmaceuticals, Inc., a Delaware corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

“Date of Adoption”: The earlier of the date the Plan was approved by the Company’s shareholders or adopted by the Board, as determined by the Committee.

“Director”: A member of the Board who is not an Employee.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to, the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.

“Equity Award”: An Award other than a Cash Award.

“Fair Market Value”: As of a particular date, (i) the closing price for a share of Stock reported on the NASDAQ Global Market (or any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported or (ii) in the event that the Stock is not traded on a national securities exchange, the fair market value of a share of Stock determined by the Administrator consistent with the rules of Section 422 and Section 409A to the extent applicable.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.

“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss. A Performance Criterion will mean an objectively determinable measure or objectively determinable measures of performance including but not limited to any, or any combination of, the following (measured either absolutely or comparatively (including, without limitation, by reference to an index or indices or the performance of one or more companies) and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof and subject to such adjustments, if any, as the Committee specifies): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; shareholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. The Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The EyePoint Pharmaceuticals, Inc. 2023 Long Term Incentive Plan, as from time to time amended and in effect.

“Prior Plans”: The Amended and Restated Eyepoint Pharmaceuticals, Inc. 2016 Long Term Incentive Plan (the “2016 Plan”) and the pSivida Corp. 2008 Incentive Plan, as each is from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified service- or performance-based conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code.

“Section 422”: Section 422 of the Code.

“Stock”: Common stock of the Company, par value $0.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Substitute Awards”: Equity Awards issued under the Plan in substitution for equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

MMMMMMMMMMMM MMMMMMMMM 000001 Please do not write outside the designated areas. EYEPOINT PHARMACEUTICALS ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/EYPT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EYPT Annaul Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A The Board of Directors recommends you vote FOR ALL of the following nominees: 1. Election of Directors: 01 - Göran Ando 02 - Nancy S. Lurker 03 - John B. Landis 04 - David R. Guyer + 05 - Wendy F. DiCicco 06 - Ye Liu 07 - Anthony P. Adamis 08 - Karen Zaderej Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. B The Board of Directors recommends you vote FOR proposals 2,3 and 4. For Against Abstain For Against Abstain 2. To approve the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan, as disclosed in the accompanying Proxy Company’s named executive officers as disclosed in the statement. 3. To approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in the accompanying proxy statement. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 20, 2023: The proxy statement and the Annual Report on Form 10-K for the twelve months ended December 31, 2022 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. C Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 575230 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM + 03T1JF

The 2023 Annual Meeting of Stockholders of EyePoint Pharmaceuticals will be held on June 20, 2023 at 9:00 a.m. Eastern Time, virtually via the internet at www.meetnow.global/M2D47QY. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 20, 2023: The proxy statement and the Annual Report on Form 10-K for the twelve months ended December 31, 2022 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EYPT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — EyePoint Pharmaceuticals, Inc. + Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — June 20, 2023 The undersigned hereby appoints Nancy S. Lurker and Ron I. Honig, and each of them, each with the full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EyePoint Pharmaceuticals, Inc. to be held on Tuesday, June 20, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, each of the Proxies will have authority to vote FOR the election of all nominees, and FOR proposals 2, 3 and 4. In his or her discretion, each of the Proxies is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +